              As filed with the Securities and Exchange Commission
                               on January 19, 1996
                                                      Registration Nos. 33-
                                                                       811-

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /x/

         Pre-Effective Amendment No. ___                                    / /

         Post-Effective Amendment No. ___                                   / /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /x/

         Amendment No. ___                                                  / /

                 SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              7 World Trade Center
                            New York, New York 10048
                   ------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: (800)725-6666

                            Lawrence H. Kaplan, Esq.
                      Salomon Brothers Asset Management Inc
                              7 World Trade Center
                            New York, New York 10048
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                              Gary S. Schpero, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                               New York, NY 10017

                           ---------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant hereby elects to register an indefinite number of shares of common stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. The amount of the registration fee required by Rule 24f-2 is $500.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                 SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(b)
                        under the Securities Act of 1933

N-1A Item No.         Location                             Prospectus Caption
-------------         --------                             ------------------
Part A

Item 1.               Cover Page                           Cover Page

Item 2.               Synopsis                             Fee Table

Item 3.               Condensed Financial
                      Information                          Financial Highlights; Performance
                                                           Information

Item 4.               General Description of
                      Registrant                           Highlights; Investment Objective and
                                                           Policies; Additional Investment Activities
                                                           and Risk Factors; Investment Limitations

Item 5.               Management of the Fund               Highlights; Fee Table; Management;
                                                           Purchase and Redemption of Shares

Item 5A.              Management's Discussion of
                      Performance                          Not Applicable

Item 6.               Capital Stock and Other
                      Securities                           Highlights; Dividends, Distributions and
                                                           Taxes; Capital Stock; Account Services

Item 7.               Purchase of Securities
                      Being Offered                        Highlights; Purchase and Redemption of
                                                           Shares; Management; Dividends,
                                                           Distributions and Taxes

Item 8.               Redemption or Repurchase             Highlights; Dividends, Distributions and
                                                           Taxes; Purchase and Redemption of
                                                           Shares; Management

                                                                               4

Item 9.               Pending Legal Proceedings            Not Applicable

                                                           Statement of Additional
Part B                Location                             Information Caption
------                --------                             -----------------------

Item 10.              Cover Page                           Cover Page

Item 11.              Table of Contents                    Table of Contents

Item 12.              General Information and
                      History                              Not applicable.

Item 13.              Investment Objectives and
                      Policies                             Additional Information on Portfolio
                                                           Instruments and Investment Policies;
                                                           Investment Limitations

Item 14.              Management of the Fund               Management

Item 15.              Control Persons and Principal
                      Holders of Securities                Management

Item 16.              Investment Advisory and
                      Other Services                       Management; Custodian and Transfer
                                                           Agent; Independent Accountants

Item 17.              Brokerage Allocation and
                      Other Practices                      Portfolio Transactions

Item 18.              Capital Stock and Other
                      Securities                           Capital Stock

Item 19.              Purchase, Redemption and
                      Pricing of Securities
                      Being Offered                        Management; Net Asset Value; Additional
                                                           Purchase and Redemption Information

Item 20.              Tax Status                           Additional Information Concerning Taxes

Item 21.              Underwriters                         Management; Additional Purchase and
                                                           Redemption Information

Item 22.              Calculation of Performance
                      Data                                 Performance Data

Item 23.              Financial Statements                 Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED JANUARY 19, 1996

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

                 7 World Trade Center, New York, New York 10048
                                  800-725-6666

Salomon Brothers Institutional Investment Series consists of Salomon Brothers Institutional Money Market Fund (the "Money Market Fund"), Salomon Brothers Institutional High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Institutional Emerging Markets Debt Fund (the "Emerging Markets Debt Fund") and Salomon Brothers Institutional Asia Growth Fund (the "Asia Growth Fund") (each, a "Fund" and collectively, the "Funds"). Each of the Funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc ("Institutional Series Funds"). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc ("Series Funds").

The MONEY MARKET FUND seeks as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing in high-quality, short-term U.S. dollar denominated money market instruments, and seeks to maintain a stable net asset value of $1.00 per share. THERE IS NO ASSURANCE THAT A STABLE NET ASSET VALUE OF $1.00 PER SHARE WILL BE MAINTAINED. INVESTMENTS IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT.

The HIGH YIELD BOND FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

The EMERGING MARKETS DEBT FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government related and corporate issuers located in emerging market countries, and of entities organized to restructure outstanding debt of such issuers.

The ASIA GROWTH FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined in this Prospectus).

THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND EACH OF THE FUNDS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. CERTAIN FUNDS MAY INVEST IN HIGH YIELD SECURITIES WHICH PRESENT A HIGH DEGREE OF RISK. HIGH-YIELDING, LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST

AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. SEE "ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS."

This Prospectus sets forth concisely the information a prospective investor should know before investing in a Fund. This Prospectus should be read and retained for ready future reference to information about a Fund. A Statement of Additional Information dated __________, 1996, containing additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and telephone number printed above.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           SALOMON BROTHERS ASSET MANAGEMENT INC - INVESTMENT MANAGER
                       SALOMON BROTHERS INC - DISTRIBUTOR

                                   PROSPECTUS

                                ________ __, 1996

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
FEE TABLE.................................................................    4

HIGHLIGHTS................................................................    6

FINANCIAL HIGHLIGHTS......................................................   10

PERFORMANCE INFORMATION...................................................   10

INVESTMENT OBJECTIVE AND POLICIES.........................................   12

ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.........................   26

INVESTMENT LIMITATIONS....................................................   39

PURCHASE AND REDEMPTION OF SHARES.........................................   41

MANAGEMENT................................................................   45

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................   48

ACCOUNT SERVICES..........................................................   53

CAPITAL STOCK.............................................................   53

APPENDIX A:  DESCRIPTION OF RATINGS.......................................  A-1

APPENDIX B:  GENERAL CHARACTERISTICS AND RISKS OF DERIVATIVES.............  B-1

                                    FEE TABLE

Information in the table below is given as a percentage of average daily net assets. Shares of each Fund are sold without imposition of any sales charge, deferred sales charge or any other transaction fee.

              ANNUAL FUND OPERATING              MONEY MARKET       HIGH YIELD        EMERGING MARKETS        ASIA GROWTH
                    EXPENSES                         FUND*          BOND FUND**         DEBT FUND ***          FUND****
-----------------------------------------        ------------       -----------       ----------------        -----------
Management Fee (after waiver)............            .   %              .  %                 .  %                 .  %
Other Expenses (after reimbursement).....            .   % +            .  %  +              .  %  +              .  %  +
                                                     ---                ---                  ---                  ---
Total Fund Operating Expenses (after
 waiver and reimbursement)...............            .   %              .  %                 .  %                 .  %
                                                     ===                ===                  ===                  ===


          EXAMPLE
-----------------------------------
You would pay the following
 expenses on a $1,000 investment,
 assuming (i) a 5% annual return,
 (ii) total annual operating
 expenses as shown in the fee
 table set out above and (iii)
 redemption at the end of each
 time period:

                                 1 YEAR          3 YEARS         5 YEARS        10 YEARS
                               ----------      ------------    -----------    ------------
Money Market Fund                   $               $              $                $
High Yield Bond Fund                $               $              N/A              N/A
Emerging Markets Debt Fund          $               $              N/A              N/A
Asia Growth Fund                    $               $              N/A              N/A

---------------------

* The information in the fee table set forth above has been restated because, as of the date of this Prospectus, Salomon Brothers Asset Management Inc ("SBAM"), the Fund's investment manager, has agreed to reduce or otherwise limit the expenses of the Money Market Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the Fund's average daily net assets and for a period of at least one year from the date of this Prospectus, such expenses shall not exceed .18% of the Fund's average daily net assets. For the year ended December 31, 1995, actual Management Fee, Other Expenses and Total Fund Operating Expenses were .__%, .__% and .__%, respectively.

** As of the date of this Prospectus, SBAM has agreed to reduce or otherwise limit the expenses of the High Yield Bond Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .55% of the Fund's average daily net assets. Without this agreement, Management Fee, Other Expenses and Total Fund Operating Expenses are expected to be .__%, .__%, and .__%, respectively.

*** As of the date of this Prospectus, SBAM has agreed to reduce or otherwise limit the expenses of the Emerging Markets Debt Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .75% of the Fund's average daily net assets. Without this agreement, Management Fee, Other Expenses and Total Fund Operating Expenses are expected to be .__%, .__%, and .__%, respectively.

**** As of the date of this Prospectus, SBAM has agreed to reduce or otherwise limit the expenses of the Asia Growth Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .__% of the

         Fund's average daily net assets. Without this agreement, Management Fee, Other Expenses and Total Fund Operating Expenses are expected be .__%, .__%, and .__%, respectively.

+ As of the date of this Prospectus, the Fund had not yet commenced investment operations. The amounts set forth for Other Expenses in the table above and the preceding footnotes are, therefore, based on estimates for the current fiscal year.

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in a Fund will incur either directly or indirectly as a shareholder in a Fund. "Other Expenses" include administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees. Expenses associated with distributing each Fund's shares are borne by the Fund's distributor out of its own resources and are not borne directly or indirectly by shareholders. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR ANY OF THE FUNDS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, each Fund's performance will vary and may result in a return greater or less than 5%. For more complete descriptions of the various costs and expenses, see "Management" in this Prospectus and the Statement of Additional Information.

                                   HIGHLIGHTS
--------------------------------------------------------------------------------
The Funds                    Each of the Funds, except the Money Market Fund, is
                             a newly organized, no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in
                             Maryland on January 19, 1996. The High Yield Bond
                             Fund is a diversified portfolio and the Emerging
                             Markets Debt Fund and the Asia Growth Fund are non-diversified portfolios of the Institutional
                             Series Funds. The Money Market Fund is a no-load, diversified investment portfolio of Salomon
                             Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990.

                             The MONEY MARKET FUND seeks as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing in high-quality, short-term U.S. dollar denominated money market instruments, and seeks to maintain a stable net asset value of $1.00 per share. THERE IS NO ASSURANCE THAT A STABLE NET ASSET VALUE OF $1.00 PER SHARE WILL BE MAINTAINED. INVESTMENTS IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT.

                             The HIGH YIELD BOND FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

                             The EMERGING MARKETS DEBT FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government related and corporate issuers located in emerging market countries, and of entities organized to restructure outstanding debt of such issuers.

                             The ASIA GROWTH FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined under "Investment Objective and Policies").

                             There is no assurance that any particular Fund will achieve its investment objective.

--------------------------------------------------------------------------------
Benefits of Investing        Mutual funds, such as the Funds, are flexible
in the Funds                 investment tools that are increasingly popular -
                             for a variety of reasons. The Funds offer investors the following important benefits:


                             -    Funds Designed For Institutions

                                  The Funds are designed primarily for
                                  institutions as an economical and convenient means for the investment of funds for their own account or which they may manage for others. These institutions include corporations, banks, trust companies, investment bankers and brokers, insurance companies, investment counsellors, pension funds, employee benefit plans, law firms, trusts, estates and educational, religious and charitable organizations. See "Purchase and Redemption of Shares."

                             -    Professional Management

                                  By pooling the funds of many investors, each Fund enables shareholders to obtain the benefits of full-time professional management and a degree of diversification that is beyond the means of most investors. As an active market participant on a day-to-day basis, the Funds' investment manager or sub-adviser reviews the fundamental characteristics of far more securities than a typical individual investor can and may employ portfolio management techniques that frequently are not used by individual or many institutional investors. Additionally, the larger denominations of securities in which a Fund invests may result in better overall prices for the investments than could be obtained independently by individual investors.

                             -    Transaction Savings

                                  By investing in a Fund, a shareholder is able to acquire ownership in a portfolio of securities without paying the higher transaction costs associated with a series of small securities purchases.

                             -    Convenience

                                  Fund shareholders are relieved of the
                                  administrative and record keeping burdens of securities settlements and interest payments and coordination of maturities normally associated with direct ownership of securities.

                             -    Liquidity

                                  The Funds' convenient purchase and redemption procedures provide shareholders with daily access to their money and reduce the delays frequently involved in the direct purchase and sale of securities. See "Purchase and Redemption of Shares."

                             -    Exchange Privilege

                                  Shareholders of a Fund may exchange all or part of their shares for shares of any of the other Funds. See "Purchase and Redemption of Shares--Exchange Privilege."

--------------------------------------------------------------------------------
Purchase and                 The minimum initial investment in the Money Market
Redemption of Shares         Fund is $250,000 and the minimum initial investment
                             in the other Funds is $1,000,000. The minimum
                             investment may be waived at the discretion of a
                             Fund. There is no subsequent investment minimum in
                             any Fund. Settlement of purchases and redemptions
                             is effected by wire transfer of Federal funds or
                             upon conversion to Federal funds of a purchase
                             payment effected by check or draft. See "Purchase
                             and Redemption of Shares."
--------------------------------------------------------------------------------
Management                   Each Fund retains Salomon Brothers Asset Management
Services                     Inc ("SBAM"), an indirect, wholly-owned subsidiary
                             of Salomon Inc, as its investment manager under an
                             investment management contract. SBAM has retained
                             its affiliate, Salomon Brothers Asia Pacific
                             Limited ("SBAM AP"), to serve as sub-adviser to the
                             Asia Growth Fund, subject to the supervision of
                             SBAM. See "Management."
--------------------------------------------------------------------------------
Distributor                  Salomon Brothers Inc ("Salomon Brothers") serves as
                             each Fund's distributor. Salomon Brothers is an indirect, wholly-owned subsidiary of Salomon Inc.
                             Salomon Brothers is one of the largest securities dealers in the world and a registered broker-dealer.

--------------------------------------------------------------------------------
Risk Factors                 Prospective investors should consider certain risks
                             associated with an investment in each Fund. Certain
                             Funds may use various investment practices that involve special considerations, including investing in high yield securities, illiquid securities, foreign securities (including emerging market securities), zero

                                                                               9
                             coupon and deferred payment securities, loan participations and assignments and warrants and engaging in repurchase and reverse repurchase agreements and hedging and derivative transactions. See "Additional Investment Activities and Risk Factors."

                              FINANCIAL HIGHLIGHTS


The following information is provided with respect to the Money Market
Fund only. Financial highlights are not presented for the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund since they have not yet commenced investment operations. The following data per share of capital stock outstanding throughout each period and ratios should be read in conjunction with the financial statements included in the Fund's Statement of Additional Information. The financial statements and financial highlights of the Money Market Fund for each of the years in the period ended December 31, 1994, and the period from December 7, 1990 (commencement of operations) through December 31, 1990 have been audited by Price Waterhouse LLP, whose unqualified report thereon is included in the Statement of Additional Information. The Statement of Additional Information may be obtained by shareholders by writing or calling at the address or telephone number printed on the front cover. The Money Market Fund changed its name from Salomon Brothers U.S. Treasury Securities Money Market Fund to its current name on ______, 1996. On __________, 1996, shareholders of the Money Market Fund approved a change in the Fund's investment objective and policies and certain investment restrictions to those described herein. Prior to such change, the Money Market Fund invested, under normal market conditions, at least 65% of its assets in United States Treasury bonds, notes and bills.


                                        SIX MONTHS
                                        ENDED JUNE                  YEAR ENDED DECEMBER 31,               PERIOD ENDED
          PER SHARE OPERATING            30, 1995      ------------------------------------------------    DECEMBER 31,
              PERFORMANCE               (UNAUDITED)       1994         1993         1992         1991         1990**
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .    $ 1.000       $ 1.000      $ 1.000       $1.000      $ 1.000       $1.000
                                          -------       -------      -------      -------      -------       ------
Net investment income ................      0.024          .036         .028         .034         .054+        .005+
Dividends from net investment
 income ..............................     (0.024)        (.036)       (.028)       (.034)       (.054)       (.005)
                                          -------       -------      -------      -------      -------       ------
NET ASSET VALUE, END OF PERIOD .......    $ 1.000       $ 1.000      $ 1.000       $1.000      $ 1.000       $1.000
                                          =======       =======      =======      =======      =======       ======

Net assets end of period (thousands) .    $13,954       $27,667      $34,120      $50,554      $35,414       $4,596
TOTAL INVESTMENT RETURN ..............       +2.5%         +3.6%        +2.9%        +3.4%        +5.5%        +0.5%
RATIOS TO AVERAGE NET ASSETS:
 Expenses ............................       0.65%*         .45%         .35%         .44%         .54%+        .74%*+
 Net investment income ...............       4.89%*        3.53%        2.83%        3.42%        5.23%        6.45%*


---------------------


*        Annualized.

**       December 7, 1990, commencement of operations, through December 31,
         1990.

+ Net investment income would have been $.052 and $.004, and the expense ratios would have been .64% and 1.72%, respectively, for the years ended December 31, 1991 and December 31, 1990 before waiver of management fee and expenses absorbed by SBAM.

                             PERFORMANCE INFORMATION

From time to time, a Fund may advertise its "yield," "effective yield," "distribution rate" and/or standardized and nonstandardized "average annual total return" over various periods of time. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in the Fund.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions).

Yield is calculated in accordance with the SEC's formula. Yield differs from total return in that it does not consider changes in net asset value.

From time to time, the Money Market Fund may make available information as to its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to income generated by an investment in the Fund over a seven-day period, which period will be stated in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications such as Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB/Donoghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Money Market
Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated

G.13(415) published by the Board of Governors of the Federal Reserve System. The annual report to shareholders of the Money Market Fund for the fiscal year ended December 31, 1994 containing additional performance information is available without charge and can be obtained by writing or calling the address or telephone number printed on the front cover of this Prospectus. See "Performance Data" in the Statement of Additional Information.

                        INVESTMENT OBJECTIVE AND POLICIES

MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and is managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Fund is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and will seek to maintain a stable net asset value of $1.00 per share.

The instruments in which the Money Market Fund may invest include, but are not limited to:

- Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof;

-   Obligations issued or guaranteed by U.S. and foreign banks ("Bank
    Obligations");

-   Commercial paper;

- Corporate debt obligations, including variable rate obligations;

-   Short-term credit facilities;

-   Asset-backed securities; and

-   Other money market instruments.

The Money Market Fund will limit its portfolio investments to securities that are determined by SBAM to present minimal credit risks pursuant to guidelines established by the Fund's Board of Directors and which are "Eligible Securities" at the time of acquisition by the Fund. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or
(b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

The Money Market Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than thirteen months, the term of the repurchase agreement will always be less than thirteen months. For a description of repurchase agreements and their associated risks, see "Additional Investment Activities and Risk Factors--Repurchase Agreements."

Securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where SBAM is satisfied that the credit risk with respect to the issuer is minimal.

Bank Obligations that may be purchased by the Money Market Fund include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see "Additional Information on Portfolio Instruments and Investment Policies--Bank Obligations" in the Statement of Additional Information.


The Money Market Fund's investments in corporate debt securities consist of non-convertible corporate debt securities such as bonds and debentures that have thirteen months or less remaining to maturity.

The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers, including obligations of non-U.S. banks or non-U.S. branches of U.S. banks and commercial paper and other corporate debt securities of non-U.S. issuers, where SBAM deems the instrument to present minimal credit risks. Investments in non-U.S. banks and non-U.S. issuers present certain risks. See "Additional Investment Activities--Foreign Securities."

The Money Market Fund may invest in floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Money Market Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Money Market Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

The Money Market Fund may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Fund must comply with its portfolio maturity and credit quality requirements.

The Money Market Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Money Market Fund may purchase securities on a firm commitment basis, including when-issued securities and the Fund may invest in other investment funds. See "Additional Investment Activities and Risk Factors" for a description of such securities and their associated risks. The Fund is not currently authorized to use any of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives."

The foregoing investment policies and activities, other than the Money Market Fund's investment objective, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services and which generally entail increased credit and market risks. To mitigate these risks, the Fund will diversify its holdings by issuer, industry and credit quality. The Fund is diversified within the meaning of the 1940 Act.

The High Yield Bond Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock).

The debt obligations in which the Fund will invest generally will be rated, at the time of investment, "Ba" or "B" or lower by Moody's or "BB" or "B" or lower by S&P, or determined by SBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings. An investment in the High Yield Bond Fund should not be considered as a complete investment program for all investors. For further discussion of high yield securities and the special risks associated therewith, see "Additional Investment Activities and Risk Factors--High Yield Securities."

The High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which the High Yield
Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the Fund's investments in such securities. A description of Brady Bonds is set forth in the discussion of the investment objective and policies of the Emerging Markets Debt Fund. The risks associated with these investments are described under the captions "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Securities." Moreover, investments in foreign securities may have adverse tax implications as described under "Dividends, Distributions and Taxes."

In light of the risks associated with high yield corporate debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. These will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for the Fund, SBAM intends to consider the correlation among securities represented in the Fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The High Yield Bond Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

SBAM will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the Fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Long-term debt securities generally provide a higher yield than short-term debt securities, and therefore SBAM expects that, based upon current market conditions, the Fund's high yield debt securities will initially have an average maturity of 10 to 15 years.

The High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. See "Additional Investment Activities and Risk Factors--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."

The Fund may also invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Loan Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). See "Additional Investment Activities and Risk Factors--Loan Participations and Assignments."

The Fund may invest up to 10% of its total assets in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock for which there is no limit) when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including:
(1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by Standard & Poor's Rating Services Group ("S&P") or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as discussed below under "Additional Investment Activities and Risk Factors--Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. See "Additional Investment Activities and Risk Factors--Restricted Securities and Securities With Limited Trading Markets." As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The High Yield Bond Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission (the "CFTC") and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the High Yield Bond Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

EMERGING MARKETS DEBT FUND

The investment objective of the Emerging Markets Debt Fund is to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. As used in this Prospectus, an "emerging market country" is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund is non-diversified within the meaning of the 1940 Act. See "Additional Investment Activities and Risk Factors--Non-Diversification."

Initially, the Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily in some or all of the following emerging market countries:

Algeria                           India                        Philippines
Argentina                         Indonesia                    Poland
Brazil                            Ivory Coast                  Portugal
Bulgaria                          Jamaica                      Russia
Chile                             Jordan                       Slovakia
China                             Lebanon                      Slovenia
Colombia                          Malaysia                     South Africa
Costa Rica                        Mexico                       Thailand
Czech Republic                    Morocco                      Trinidad & Tobago
Dominican Republic                Nicaragua                    Tunisia
Ecuador                           Nigeria                      Turkey
Egypt                             Pakistan                     Uruguay
Greece                            Panama                       Venezuela
Hungary                           Paraguay                     Vietnam
                                  Peru                         Zaire


In selecting emerging market country debt securities for investment, SBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging market countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

Emerging market country debt securities in which the Emerging Markets Debt Fund may invest are U.S. dollar-denominated and non-U.S. dollar-denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, Loan Participations and

Assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The Fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the Fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the Fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see "Additional Investment Activities and Risk Factors--High Yield Securities" herein and "Additional Information on Portfolio Instruments and Investment Policies--Brady Bonds" in the Statement of Additional Information. For a description of Loan Participations and Assignments, see "Additional Investment Activities and Risk Factors--Loan Participations and Assignments."

The Fund's investments in government, government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions), and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. See "Additional Information on Portfolio Instruments and Investment Policies--Structured Investments" in the Statement of Additional Information. In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments. See "Additional Investments Activities and Risk Factors--Foreign Securities" and "--High Yield Securities".

The Emerging Market Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by (i) banks located in emerging market countries or by branches of emerging market country banks located outside the home country or (ii) companies organized under the laws of an emerging market country.

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. In fact, the Fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. See "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Securities." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Dividends, Distributions and Taxes."

In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for the Emerging Markets Debt Fund, SBAM intends to consider the correlation among securities represented in the Fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The Emerging Markets Debt Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. The characteristics and risks of these investments are described under "Additional Investment Activities and Risk Factors--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."

The Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities");
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by the SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as discussed below under "Additional Investment Activities and Risk Factors--Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM, adverse conditions prevail in the securities markets which makes the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Emerging Markets Debt Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Emerging Markets Debt Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. See "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Markets." The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Emerging Markets Debt Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies, including the ability to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar denominated securities, may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Emerging Markets Debt Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

ASIA GROWTH FUND

The Asia Growth Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity- related securities of Asian Companies. Asian Companies include companies that (i) are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, "Asian Countries") or (ii) regardless of where organized and as determined by SBAM AP, (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian Countries, (b) maintain at least 50% of their assets in one or more of the Asian Countries, or (c) have securities which are traded principally on a stock exchange in an Asian Country. The Fund is non-diversified within the meaning of the 1940 Act. See "Additional Investment Activities and Risk Factors--Non-Diversification."

Equity securities include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises, and American, Global or other types of Depositary Receipts. Equity-linked debt securities are debt instruments whose prices are indexed to the prices of equity securities or securities indices. In other words, the value at maturity or coupon rate of these equity-linked debt instruments is determined by reference to a specific instrument or statistic. The performance of equity-linked debt instruments depends to a great extent on the performance of the security or index to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, these instruments are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed instruments may be more volatile than the underlying instruments.

There are no prescribed limits on geographic asset distributions among Asian Countries and from time to time, SBAM AP expects to invest a significant portion of the Asia Growth Fund's assets in Hong Kong, Malaysia, Singapore and Thailand. Investments in each of these countries may from time to time exceed 25% of the Fund's total assets. In addition, more than 25% of the Fund's total assets may be denominated or quoted in the currencies of any one or more of such countries. In this connection, SBAM AP anticipates that up to 40% of the Fund's initial investments will be in Hong Kong. Although SBAM AP expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market, most of the Asian securities markets have substantially less volume than U.S. or other established markets and some of the stock exchanges in the Asian Countries are in the early stages of their development. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. For a more detailed discussion of the special risks which the Fund is subject to by virtue of its investment in foreign securities, see "Additional Investment Activities and Risk Factors--Foreign Securities." An investment in the Asia Growth Fund should not be considered as a complete investment program for all investors.

In pursuing the Asia Growth Fund's investment objective, SBAM AP will combine a traditional fundamental approach towards evaluating industry sectors and individual securities of Asian Companies with a risk management driven approach seeking to keep the Fund's volatility of return in line with or lower than that currently experienced in the Asian markets.

SBAM AP expects to focus on certain industry groups across Asian Countries in an attempt to identify and capture the relative value of such groups on a pan-regional basis. SBAM AP will research individual companies in an effort to identify the investment opportunities within these industry groups which will provide long-term capital appreciation. In addition, SBAM AP intends to meet the management of individual companies on a periodic basis. As part of the Asia Growth Fund's risk management objective, SBAM AP will also concentrate on macroeconomic issues and other variables influencing the direction of monetary policies followed by Asian Central Banks.

The investment process to be implemented by SBAM AP will consist of three following principal (and potentially overlapping) types of approaches.

Pan-Regional Industry Group Decisions. SBAM AP will seek to identify the pan-regional industrial sectors which are likely to exhibit attractive returns over the long-term. In selecting such industrial sectors, SBAM AP will focus on industry cycles and competitiveness as well as the industrial characteristics of the Asian economies. In addition, SBAM AP will review government regulations, industrial policies, access to technology and industrial research reports provided by industrial companies or associations and securities dealers in Asian Countries. SBAM AP will focus on those industries which represent meaningful weightings in the total market capitalization of the Asian Countries including, but not limited to, telecommunications, consumer durables and nondurables, food and beverage, electronics, hotels, power engineering and generation, basic industries, public utilities, property and financial sectors. SBAM AP believes that an investment process that places emphasis on industry groups is appropriate given the current state of economic and financial integration being achieved by the Asian Countries and the relatively significant concentration of market capitalization in Asian Countries toward certain industrial sectors.

Fundamental Analysis: Individual Security Decisions. In order to identify the most attractive investment opportunities within industry groups, SBAM AP will employ extensive research to select investments in Asian Countries that offer long-term growth potential for investors. While the Asia Growth Fund generally seeks to invest in securities of larger companies within the particular Asian market, it may also invest in the securities of medium and smaller companies that, in the opinion of SBAM AP, have potential for growth. In particular, SBAM AP will employ the following three-step process to evaluate particular investment opportunities for the Fund.

Screening Process. SBAM AP will implement a systematic screening process in an effort to identify individual securities it believes likely to exhibit attractive returns over the long term. SBAM AP will screen companies according to factors such as the perceived quality of their management and business, overall sustainable competitiveness, historical earnings, dividend records over at least a full business cycle, liquidity, trading volumes and historical and expected volatility.

Financial Analysis Process. The financial analysis of selected companies will focus on evaluating the fundamental value of the enterprise. SBAM AP will use a value-driven process which will emphasize quantitative analysis based on return on equity ("ROE") and its components, such as operating margins, financial leverage, asset turnover and interest and tax burdens. In addition, the company's cash flow generating capabilities and return on assets will be considered. SBAM AP believes that ROE and cash flow dynamics are appropriate variables when analyzing companies which operate in high growth markets, such as Asia, as the ability of such companies to capture this growth by using the right allocation of resources and asset financing is of utmost importance.

Valuation Process and Volatility Analysis. The valuation process will focus on Price Earnings Ratio ("PER") calculations and comparisons with historical relative PER bands and local market conditions. SBAM AP will use measures such as PER/growth, and will evaluate whether the security enjoys accelerating earnings growth momentum due to management changes or the introduction of new products and/or services. In addition, where appropriate, SBAM AP will conduct specific dividend discount model and discount cash flow analyses for specific securities with predictable cash flows or dividend streams. Through the use of this analysis, SBAM AP will attempt to identify companies with strong potential for appreciation relative to their downside exposure. Lastly, SBAM AP will conduct a volatility analysis on selected securities in an effort to forecast the expected risk of such securities and compare the results of such risk analysis with these securities' expected returns. Investments may be made in companies that do not have extensive operating experience provided that SBAM AP believes such companies nevertheless have significant growth potential.

Risk Management and Macroeconomic/Top-Down Analysis. SBAM AP will also consider macroeconomic variables, such as liquidity and capital flows, foreign equity and industrial investments and the direction of monetary policies in the Asian Countries in an effort to capture individual market movements as well as attain an optimal asset allocation mix and to identify the appropriate risk management parameters for the Asia Growth Fund. The macroeconomic data SBAM AP will monitor and analyze includes, but is not limited to, gross domestic product growth, balance of payments and current account balances, budget deficits or surpluses, inflation and interest rates. SBAM AP intends to meet with central bankers, regional economists and strategists on a regular basis to assess the present and future direction of monetary policies and their likely impact on the markets of the Asian Countries.

As part of the Fund's risk management approach and in an attempt to better assess and control the Fund's overall risk level on an ongoing basis, SBAM AP will employ a quantitative analysis at each stage of the investment process which will consist of analyzing and forecasting volatilities of the Asian markets and securities. SBAM AP will use a number of volatility-control strategies, including derivative instruments (as discussed below), in an effort to attain an optimal asset allocation mix, for hedging purposes in an attempt to control the Fund's overall risk level and to obtain exposure to markets in the Asian Countries which have restrictions on foreign investment.

The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see "Additional Investment Activities and Risk Factors--High Yield Securities."

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities");
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as described below under "Additional Investment Activities and Risk Factors--Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities With Limited Trading Markets." As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Asia Growth Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares as defined in the 1940 Act. There is no assurance that a Fund will achieve its investment objective.

                ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment manager based on guidelines established by the Fund's Board of Directors, are deemed creditworthy. The investment manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience time delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.


REVERSE REPURCHASE AGREEMENTS. Certain of the Funds may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

LOANS OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. A Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES. The High Yield Bond Fund and the Emerging Markets Debt Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The High Yield Bond Fund and the Emerging Markets Debt Fund may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the High Yield Bond Fund and the Emerging Markets Debt Fund for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Assignments and Loan Participations.

To the extent that liquid Assignments and Loan Participations that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Board of Directors, will monitor Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. The Board of Directors will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the investment manager of such securities.

WARRANTS. Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign taxes on certain amounts of a Fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the U.S.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. See "--High Yield Securities."

For a further discussion of certain risks involved in investing foreign securities, particularly of emerging market issuers, see "Additional Information on Portfolio Instruments and Investment Policies--Foreign Securities" in the Statement of Additional Information.

FIXED-INCOME SECURITIES. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the High Yield Bond Fund and the Emerging Markets Debt Fund will invest primarily in fixed-income securities, the net asset value of these Funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

HIGH YIELD SECURITIES. The High Yield Bond Fund and the Emerging Markets Debt Fund may invest without limitation in high yield securities. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors to value such Fund's portfolio securities, and the Directors may have to use a greater degree of judgment in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

         HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield corporate securities generally, and non-U.S. securities in particular, is relatively new and may undergo significant changes in the future.

High yield corporate securities in which the applicable Funds may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See "--Foreign Securities" above. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized
Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond Fund and Emerging Markets Debt Fund invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Dividends, Distributions and Taxes."

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

For a further discussion of certain risks involved in investing foreign securities, particularly of emerging market issuers, see "Additional Information on Portfolio Instruments and Investment Policies--Foreign Securities" in the Statement of Additional Information.



INVESTMENT FUNDS. Certain of the Funds may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under "Dividends, Distributions and Taxes."

BORROWING. Each of the Funds may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SBAM's or SBAM AP's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass through" tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

NON-DIVERSIFICATION. The Emerging Markets Debt Fund and the Asia Growth Fund are classified as non-diversified investment Companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a more unduly diversified fund and may be subject to greater risk of loss with respect to its portfolio securities. See "Dividends, Distributions and Taxes" and "Investment Limitations."

DERIVATIVES. Certain of the Funds may be authorized to use various hedging and investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this Prospectus. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, Participations and Assignments, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as "Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash, liquid high grade debt obligations or other assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix B to this Prospectus and the Statement of Additional Information.


The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See "Dividends, Distributions and Taxes."

PORTFOLIO TURNOVER. Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. The High Yield Bond Fund, the Emerging Markets Debt Fund each anticipates that its annual portfolio turnover rate generally will not exceed 150% and the Asia Growth Fund anticipates that its annual portfolio turnover rate generally will not exceed __%. However, the expected portfolio rates may be exceeded if conditions warrant. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund.

With respect to the Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SBAM will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads. See "Portfolio Transactions" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

The following investment restrictions and certain of those described in the Statement of Additional Information are fundamental policies applicable to the individual Funds which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and each Fund's investment objective, the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MONEY MARKET FUND

The Money Market Fund may not:

              (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

              (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or

              (3) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above.

With respect to investment limitation (1), the Fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days.

HIGH YIELD BOND FUND, EMERGING MARKETS DEBT FUND AND ASIA GROWTH FUND

The High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund may not:

              (1) With respect to the High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

              (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (no Fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

              (3) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund).

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE

For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is calculated separately and is determined for each Fund (other than the Money Market Fund) once daily as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. (New York time)). The net asset value per share of the Money Market Fund is determined twice daily, once at 12:00 noon (New York time) and at 4:00 p.m. (New York time). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each Fund is calculated by dividing the value of the Fund's securities and other assets, less liabilities, by the number of shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by each Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing a Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a stable net asset value of $1.00 per share. Each of the other Funds values short-term investments that mature in 60 days or less at amortized cost. If a Fund acquires securities with more than sixty days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the Statement of Additional Information for a more complete description of the amortized cost method.

PURCHASE PROCEDURES

There is no sales charge imposed by the Funds on purchases of shares of the Funds. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other Funds is $1,000,000. Subsequent purchases may be in any amount. Each Fund reserves the right to waive the minimum initial investment amount and to reject any purchase order in whole or in part.

Shares of each Fund may be made on any Business Day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued.

Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available to a Fund in such Fund's account with __________, the Funds' transfer agent and dividend-disbursing agent. Federal funds will not necessarily become available to a Fund and consequently share purchase orders may not be deemed received on the same date a check is received from the shareholder.

Purchases of shares of Funds can be made by wire transfer, check or money order through ______________. The shareholder's bank may impose a charge to execute a wire transfer. The wiring instructions are:

         ________________________
         ABA #___________
         Account Name:  ____________
         Account #:  _______________
         Name of Account:
         Reference:  Name of Fund

Share purchase orders made with a check or money order should be mailed to the following address:


         ______________________

         ______________________

         ______________________
         Attention:  Transfer Agent


For a share purchase order for any Fund other than the Money Market Fund to become effective on a particular Business Day, prior to 4:00 p.m. (New
York time) (i) in the case of a wire transfer payment, a purchaser must call (___)________ to inform _____________ of an incoming wire transfer or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by ___________, and, in either case, federal funds must be received by a Fund. If federal funds are received by a Fund that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by ___________

___, such purchase order shall be executed as of the date that federal funds are actually received. Purchase orders for shares of the Money Market Fund placed by 12:00 noon (New York time) on any Business Day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (New York time) that day. Purchase orders received after 12:00 noon (New York time) or for which payment is received in or converted into federal funds after 12:00 noon (New York time) will be executed and begin to earn dividends on the following Business Day.

REDEMPTION PROCEDURES

Each Fund will redeem all full and fractional shares of the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by _______________ of proper notice of redemption as described below. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any Business Day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next Business Day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a Business Day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next Business Day. The value of shares at the time of redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund at such time.

A shareholder may elect to receive payment upon redemption of their shares in the form of a wire or check. There is no charge imposed by a Fund to redeem shares of the Fund; however, in the case of a redemption by wire, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the total amount such shareholder has invested in that Fund.



REDEMPTION BY MAIL

A shareholder wishing to redeem shares may do so by mailing proper notice of redemption directly to _______________. Proper notice of redemption may be accomplished by written letter requesting redemption. The notice requires the signature of all persons in whose names the shares are registered, signed exactly as their names appear on _______________ register. In certain instances, ____________ may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority. For shareholders redeeming directly with _________________, payment will be mailed within seven days of receipt of a proper notice of redemption. Each Fund reserves the right to reject any order for redemption.

REDEMPTION BY WIRE

To redeem shares by wire, a shareholder or any authorized agent (so designated on the Account Application Form) must provide ______________ with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to ____________ with a signature guaranteed by a national bank which is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional securities exchange. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by
___________________.

TELEPHONE REDEMPTION

A shareholder may request redemption by calling ______________ at _____________. Telephone redemption is made available to shareholders of each Fund on the Account Application Form. Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Funds. Neither the Funds will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. Each Fund may require personal identification codes. Checks will be made payable to the registered shareholders and sent to the address of record on file with _______________. Payments by wire will only be made to the registered holders through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

SMALL ACCOUNTS

Under each Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which has a value of $___ or less if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

EXCHANGE PRIVILEGE

Shareholders of any Fund may exchange all or part of their shares for shares of any other Fund at the applicable relative net asset value per share. The value of the shares exchanged must meet the investment minimum of the Fund into which the investor is exchanging. Shares of a Fund are eligible for exchange 30 days after purchase.

Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. None of the Funds, __________ and ___________ will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds, _______ and ____________ may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, ______________ and ___________ may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See "Dividends, Distributions and Taxes."

The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may be legally sold. __________ and ____________ reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

DISTRIBUTOR

Shares of each of the Funds may be purchased through Salomon Brothers, the Funds' distributor. Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc. It is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from SBAM in connection with processing and other services that it provides for certain shareholder accounts.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding the Directors and officers of each Fund.

INVESTMENT MANAGER

Each Fund retains SBAM as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 1995, SBAM had approximately $__ billion of assets under management of which approximately $______ million is invested in high yield securities and approximately $____________ of which is invested in emerging market debt securities. SBAM has access to Salomon Inc's more than 250 economists, mortgage, bond, sovereign, and equity analysts. The business address of SBAM is 7 World Trade Center, New York, New York 10048.

SBAM has retained Salomon Brothers Asia Pacific Limited to act as sub-adviser to the Asia Growth Fund, subject to the supervision of SBAM. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP, which was formed in 1995, is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. The business address of SBAM AP is Three Exchange Square, Hong Kong.

Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund and the Emerging Markets Debt Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director, responsible for SBAM's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities, high yield foreign sovereign debt securities and emerging market debt securities. Mr. Wilby is the portfolio manager for Salomon Brothers High Yield Bond Fund, Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc, Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, the high yield and sovereign bond portions of the Salomon Brothers Strategic Bond Fund and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Giampaolo G. Guarnieri will be primarily responsible for the day-to-day management of the Asia Growth Fund. Mr. Guarnieri has been employed by SBAM AP as a Vice President and Senior Portfolio Manager since April 1995. Prior to joining SBAM AP, Mr. Guarnieri spent five years at Credit Agricole Asset Management (South East Asia) Limited in Hong Kong, a wholly-owned subsidiary of the Credit Agricole Group as a senior portfolio manager since 1992 and as head of direct investment activities prior to that.

Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of each Fund, SBAM manages the investment and reinvestment of each Fund's assets pursuant to the applicable management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to each Fund under the applicable management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Funds' officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, each Fund bears all costs of its operations.

As compensation for its services, the Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets. On November 16, 1995, the Board approved, subject to shareholder approval, an increase in the management fee from .10% of the Money Market Fund's average daily net assets to .20%. The shareholders approved the amendment on _____________, 1996 and the fee increase became effective shortly thereafter. SBAM has agreed to reduce or otherwise limit expenses of the Money Market Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the Fund's average daily net assets and for a period of at least one year from the date of this Prospectus, such expenses shall not exceed .18% of the Fund's average daily net assets.

As compensation for its services, the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets; and the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .__% of the Fund's average daily net assets. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund at an annual rate of ___% of the Asia Growth Fund's daily assets. SBAM has agreed to reduce or otherwise limit expenses of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to .55%, .75% and ___%, respectively, of the applicable Fund's average daily net assets.

The services of SBAM and SBAM AP are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Funds) or from engaging in other activities.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers Inc. and subject to seeking the most favorable price and execution available, SBAM and SBAM AP may consider sales of shares of the Funds as a factor in the selection of brokers to execute portfolio transactions for the Funds. The Funds may use Salomon Brothers to execute portfolio transactions when SBAM or SBAM AP believe that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Funds' policies with respect to portfolio transactions.

PERFORMANCE OF ACCOUNTS

High Yield Bond Fund. Set forth in the chart below is performance data provided by SBAM relating to certain accounts managed by the portfolio manager of the High Yield Bond Fund, each with substantially similar, though not necessarily identical, investment objectives, policies and strategies as those of the Fund. The composite shown is comprised of one discretionary institutional account and the high-yield portion of two U.S. registered closed-end investment companies. During the period shown, the accounts ranged in size, individually, from $___ million to $___ million and, in the aggregate, from $___ million to $___ million.

The performance results shown below are compared to the Salomon Brothers High Yield Market Index, a widely recognized index of security issues of at least $50 million in original issue size which are rated between BB+ and CCC by S&P and traded or priced at least monthly. The index is unmanaged and accordingly, does not reflect the effect of advisory fees and other expenses. The performance results are also compared to Lipper's High Current Yield Universe, prepared by Lipper Analytical Services, Inc. ("Lipper"), which reflects the average total return performance, as calculated by Lipper, of ____ U.S. registered open-end investment companies. The Lipper data assumes reinvestment of dividends and other distributions on the ex-dividend date and reflects the effect of operating expenses, including advisory fees and other expenses.

The performance data shown below should be read in conjunction with the notes that follow.

[Performance results for the High Yield Composite to be inserted]

Emerging Markets Debt Fund. Set forth in the chart below is performance data provided by SBAM relating to certain accounts managed by the portfolio manager of the Emerging Markets Debt Fund, each with substantially similar, though not necessarily identical, investment objectives, policies and strategies as those of the Fund. The composite shown is comprised of up to three discretionary institutional accounts and up to three U.S. registered closed-end investment companies. During the period shown, the accounts ranged in size, individually, from $___ million to $___ million and, in the aggregate, from $___ million to $___ million.

The performance results shown below are compared to the Salomon Brothers Brady Bond Index, a widely recognized index that measures the performance of emerging market debt that has been restructured under the Brady Plan ("Brady Bonds").
See "Additional Investment Activities--High Yield Securities" for a discussion of Brady Bonds. The index measures returns for all Brady Bonds beginning with the first issue of Brady Bonds in March 1990 by Mexico and is comprised of Brady Bonds issued by the following countries: Mexico, Costa Rica, Philippines, Venezuela, Uruguay, Nigeria, Brazil, Argentina, Bulgaria and Poland. The index is unmanaged and accordingly, does not reflect the effect of operating expenses, including advisory fees and other expenses.

The performance data shown below should be read in conjunction with the notes that follow.

[Performance results for the Emerging Markets Composite to be inserted]

Asia Growth Fund. Set forth in the chart below is performance data provided by SBAM AP relating, for the period from January 1, 1992 to February 28, 1995, to a non-U.S. collective investment vehicle (the "Offshore Fund I") managed by the portfolio manager of the Asia Growth Fund while he was employed by a different investment adviser and, for the period from September 1, 1995 to December 31, 1995, to a non-U.S. collective investment vehicle managed by the portfolio manager after commencement of employment with an affiliate of SBAM and SBAM AP (the "Offshore Fund II"). Both Offshore Fund I and Offshore Fund II have substantially similar, though not identical, investment objectives, policies and strategies as those of the Fund. With respect to Offshore Fund I, the period shown reflects the period for which the portfolio manager was primarily responsible for the day-to-day management of the portfolio of Offshore Fund I. During the period shown for Offshore Fund I, the size of the fund ranged from approximately $___ million to $___ million and during the period shown for Offshore Fund II, the size of the fund ranged from $___ millon to $___ million.

The Morgan Stanley Capital International Combined Asia Ex-Japan Index is a widely recognized market index of Asian country equity issues. The index is composed of a sample of companies from the following ten countries: Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka and Thailand. Constituent stocks are selected for the index on the basis of industry representation, liquidity and sufficient float. The index is unmanaged and accordingly, does not reflect the effect of operating expenses, including advisory fees, transaction costs and other expenses but does reflect reinvestment of dividends.

The performance data shown below should be read in conjunction with the notes that follow.

[Performance results for Offshore Fund I and Offshore Fund II to be inserted]

General. The performance results shown above are based on total returns reflecting realized and unrealized gains and losses and income, including that derived from cash positions. Returns are calculated monthly for each account and fund for whom investment results are shown and are compounded monthly. The investment results are time-weighted based on market values determined as of the last business day of each month. The performance results are net of transaction costs and advisory and other fees incurred and reflect reinvestment of dividends and capital gains distributions, if any.

The performance results shown above are not performance results for the Funds, which have no history of operations. With respect to the composites shown above, the results shown may not necessarily equate with the return experienced by any one particular account or fund comprising that composite and should not be deemed to be indicative of future results for the Funds owing to differences in brokerage commissions and dealer spreads, account expenses, including investment advisory fees, the size of positions taken in relation to account size, timing of purchases and sales and market conditions at the time of a transaction, timing of cash flows and availability of cash for new investments.

Although substantially similar, the investment objectives, policies and strategies for the accounts and funds shown above differ in certain respects from those of the respective Funds. In addition, the accounts and funds which are not U.S. registered investment companies are managed without regard to certain tax requirements applicable to U.S. registered investment companies that limit the proportions of short-term gains that such companies may realize to maintain their tax status. See "Dividends, Distributions and Taxes." Accordingly, the performance of the accounts and the funds shown above and that of the Funds are expected to differ.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY SBAM OR SBAM AP WOULD RESULT IN DIFFERENT PERFORMANCE DATA. NO ADJUSTMENT HAS BEEN MADE FOR ANY INCOME TAXES WHICH ARE PAYABLE ON INCOME DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. THE EFFECT OF TAXES ON ANY INVESTOR WILL DEPEND ON SUCH INVESTOR'S TAX STATUS. SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES."

ADMINISTRATOR

Each Fund employs _______________ under an administration agreement to provide certain administrative services to each Fund. _______________ is not involved in the investment decisions made with respect to the Funds. The services provided by _______________ under the administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as administrator, each Fund pays _______________ a fee, calculated daily and payable monthly, at an annual rate of .__% of each Fund's average daily net assets.

TRANSFER AGENT

_______________ acts as each Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement. Pursuant to this Agreement, ______________ is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund intends to declare as a dividend substantially all of its net investment income at the close of each business day to the Fund's shareholders of record at 12:00 noon (New York time) on that day, and will pay such dividends monthly. The High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund will declare dividends from net investment income annually and pay them annually.

Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding any net realized capital gains. For the purpose of calculating dividends, net investment income shall consist of interest earned, which includes, where applicable, any discount accredited or premium amortized to the date of maturity, minus estimated expenses.

Shares of a Fund (other than the Money Market Fund, as described below) are entitled to dividends declared beginning on the day after the purchase order is received in good order. Purchase orders for shares of the Money Market Fund for which payment is received in or converted into federal funds by 12:00 noon (New York time) on any business day will become effective that day and begin to earn dividends on that day. Purchase orders for shares of the Money Market Fund for which payment is received in or converted into federal funds after 12:00 noon (New York time) on any business day will become effective that day and begin to earn dividends on the following business day. With respect to the Money Market Fund, shares redeemed by 12:00 noon (New York time) will accrue dividends through the day prior to redemption, shares redeemed after 12:00 noon (New York time) will accrue dividends on the day of redemption. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day. The High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund will accrue dividends on settled shares through the day of redemption. With respect to the Money Market Fund, net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

Net realized short-term capital gains of each Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. Each Fund distributes annually any net realized long-term capital gains from the sale of securities (after deducting any net realized losses that may be carried forward from prior years). The Money Market Fund does not expect to realize any long-term capital gains.

If, for any full fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event a Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gain distributions will be reinvested automatically in additional shares of a Fund at net asset value and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. A shareholder who does not have a brokerage account may inform _______________, by notice sent to _______________, that he or she wishes to receive such dividends or distributions in cash directly from _______________. If such distribution is to be sent to an address other than the address on record or the account designated to receive redemption proceeds a signature guarantee is required. See "Redemptions Procedures" above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with __________. Shareholders may change the distribution option at any time by notification to __________ or calling __________ prior to the record date of any such dividend or distribution.

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, each Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of that Fund.

TAXES

FEDERAL INCOME TAX MATTERS. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, a Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

Each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain "private activity" obligations that is otherwise exempt from tax.

Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and net realized capital gains. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

All dividends and distributions to shareholders of a Fund of investment company taxable income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains realized over net long-term capital losses, are taxable to shareholders as ordinary income.

Distributions of "net capital gains" designated by a Fund as "capital gain dividends" will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. A portion of a Fund's dividends may qualify for the dividends received deduction available to corporations. In general, the maximum federal income tax rate imposed on individuals with respect to capital gain dividends will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which currently are taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same federal income tax rates as ordinary income and short-term capital gains. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions of net capital gain will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or Zero Coupon Securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the

Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (other than exempt-interest dividends) and redemption proceeds paid to noncorporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ("IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

HONG KONG TAX MATTERS. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that the Investment Adviser is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes.

Statements detailing the tax status of each shareholders' dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in a Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in a Fund.

                                ACCOUNT SERVICES

Shareholders of each Fund will be kept informed through semi-annual reports showing diversification of investments and other financial data for such Fund. Annual reports for all Funds will include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Money Market Fund, who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the front cover of this Prospectus with any questions relating to their investment in shares of such Fund.

                                  CAPITAL STOCK

The Institutional Series Funds was incorporated in Maryland on January 19, 1996. The authorized capital stock of the Institutional Series Funds consists of 10,000,000,000 shares of common stock having a par value of $.001 per share. Pursuant to the Institutional Series Funds' Articles of Incorporation, the Board of Directors has authorized the issuance of three series of shares, each representing shares in one of three separate funds. The High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund are the currently existing portfolios of the Institutional Series Funds. The assets of each Fund are segregated and separately managed. The Institutional Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

The Money Market Fund, a portfolio of Salomon Brothers Series Funds Inc (the "Series Funds"), changed its name from Salomon Brothers U.S. Treasury Securities Money Market Fund to its current name on ______, 1996. The Series Funds was incorporated in Maryland on April 17, 1990. On __________, 1996, shareholders of the Money Market Fund approved a change in the Fund's investment objective and policies and certain investment restrictions to those described herein. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares of common stock having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Board of Directors has authorized the issuance of ten series of shares, each representing shares in one of ten separate funds. In addition to the Money Market Fund, the portfolios of the Series Funds include Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth

Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund and Salomon Brothers New York Municipal Money Market Fund. The assets of each fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM, owns a significant percentage of the outstanding shares of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund, and consequently is a controlling person of such Funds.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Prospectus about another Fund. The Directors of the Institutional Series Funds and the Series Funds have considered this factor in approving the use of a combined Prospectus.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. None of the funds will issue any senior securities. Under the corporate law of Maryland, the state of incorporation of the Institutional Series Funds and the Series Funds, and the By-Laws of both the Institutional Series Funds and the Series Funds, neither the Institutional Series Funds nor the Series Funds is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

                                   APPENDIX A:
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality and carry the service fees smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1" "2" and "3" to certain of its ratings classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING GROUP CORPORATE BOND RATINGS

AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA-Bonds rated "AA" also qualify as high quality debt obligations. Capacity to repay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A-Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Bonds rated "BBB" are regraded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C-Bonds rated "BB", "B", "CCC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI-Bonds rated "CI" are income bonds on which no interest is being paid.

D-Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

PRIME-1-Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3-Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME-Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A-S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

C-This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D-Debt Rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S INVESTORS SERVICE'S MUNICIPAL BOND RATINGS

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

AAA-is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1-Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2-Notes which are rated MIG-2/VMIG-2 are of high quality. Margins of protection are ample though not so large as in the preceding group.

STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1-Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2-Notes which are rated SP-1 have a satisfactory capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATING

AAA-Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and

AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A-Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+-Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2-Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3-Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC-The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, SBAM will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                   APPENDIX B:
                             GENERAL CHARACTERISTICS
                            AND RISKS OF DERIVATIVES

A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of certain Funds follows below. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. A Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Derivatives," as used in this Appendix B, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other similar types of instruments.

A Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercised price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or (currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it or against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices, (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate currency or market changes, and for risk management purposes or a Fund may seek to increase its income or gain. Futures contracts are generally bought and sold on the commodities exchange on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified asset ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

A Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A Fund may purchase and sell call and put options on securities indices and other financial indices. In doing so, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may enter into interest rate, currency and equity swap, the purchase or sale of related caps, floors and collars and other similar arrangements. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing or selling at a later date or to generate income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An equity swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the currency exchange rates. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified interest rate, currency exchange rate or index exceeds a predetermined rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified interest rate currency exchange rate or index falls below a predetermined rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of rates or values.

A Fund will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Inasmuch as these swaps, caps, floors, collars and other similar types of instruments are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Fund's applicable borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other similar type of transaction unless the investment manager deems the Counterparty to be creditworthy. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 10% restriction on investment in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.

RISK FACTORS

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gain in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of the investment manager entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the mantenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISK OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of dates on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Derivatives by a Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the Options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                         SALOMON BROTHERS INSTITUTIONAL
                                INVESTMENT SERIES




                                   PROSPECTUS



                               __________ __, 1996




No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by a Fund, the distributor or the investment manager. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                              Subject to Completion
                 Preliminary Statement of Additional Information
                             dated January 19, 1996

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES


                              7 World Trade Center
                            New York, New York 10048
                                  (800) SALOMON
                                 (800) 725-6666


                       STATEMENT OF ADDITIONAL INFORMATION

         Salomon Brothers Institutional Investment Series consists of Salomon Brothers Institutional Money Market Fund (the "Money Market Fund"), Salomon Brothers Institutional High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Institutional Emerging Markets Debt Fund (the "Emerging
Markets Debt Fund") and Salomon Brothers Institutional Asia Growth Fund (the "Asia Growth Fund") (each, a "Fund" and collectively, the "Funds"). Each of the Funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996. The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990.

         This Statement of Additional Information is not a Prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus dated __, 1996 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.

___________ __, 1996

                               Table of Contents

                                                                          Page
                                                                          ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
AND INVESTMENT POLICIES .............................................       3

INVESTMENT LIMITATIONS ..............................................      20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ......................      23

PORTFOLIO TRANSACTIONS ..............................................      25

MANAGEMENT ..........................................................      27

NET ASSET VALUE .....................................................      36

ADDITIONAL INFORMATION CONCERNING TAXES .............................      37

PERFORMANCE DATA ....................................................      43

CAPITAL STOCK .......................................................      45

CUSTODIAN AND TRANSFER AGENT ........................................      46

VALIDITY OF SHARES ..................................................      46

INDEPENDENT ACCOUNTANTS .............................................      47

COUNSEL .............................................................      47

OTHER INFORMATION ...................................................      47

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
                             AND INVESTMENT POLICIES

         The Prospectus indicates the extent to which each of the Funds may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Prospectus under "Investment Objective and Policies" and "Additional Investment Activities and Risk Factors". References herein to the investment manager means, with respect to the Money Market Fund, the High Yield Bond Fund and the Emerging Markets Debt Fund, Salomon Brothers Asset Management Inc ("SBAM") and with respect to the Asia Growth Fund, Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP").

FOREIGN SECURITIES

         As discussed in the Prospectus, investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. The following discussion supplements the discussion contained in the Prospectus under "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Securities--High Yield Foreign Sovereign Debt Securities." See also "--Brady Bonds" below.

         Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

         Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

         There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

         With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

         In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940 (the "1940 Act") limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities", as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

         The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

         Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

BANK OBLIGATIONS

         Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

         Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Additional Investment Activities and Risk Factors--Foreign Securities" in the Prospectus and "--Foreign Securities" above.

         As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

         As stated in the Prospectus, certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

         Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

         Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

LOANS OF PORTFOLIO SECURITIES

         Certain Funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund.

RULE 144A SECURITIES

         As indicated in the Prospectus, certain Funds may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

         One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the "SEC") stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

         To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager under the supervision of the Board of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

BRADY BONDS

         Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

STRUCTURED INVESTMENTS.

         Included among the issuers of emerging market country debt securities in which the Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

         The Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing. See "Additional Investment Activities and Risk Factors--Borrowing" in the Prospectus.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Additional Investment Activities and Risk Factors--Investment Funds." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

DERIVATIVES

         The description in the Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund.

         FORWARD CURRENCY EXCHANGE CONTRACTS. As indicated in the Prospectus, in order to hedge against currency exchange rate risks or to increase income, certain Funds may enter into forward currency exchange contracts with securities dealers, financial institutions or other parties, through direct bilateral agreements with such counterparties. A Fund will enter into forward currency exchange contracts only with counterparties which the investment manager deems creditworthy. In connection with a Fund's forward currency transactions, the Fund will set aside in a segregated account with its custodian, cash, cash equivalents or high quality debt securities in an amount equal to the amount of the contract, to be used to pay for the commitment. The segregated account will be marked-to-market on a daily basis. In addition to the circumstances set forth in the Prospectus, a Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

         FUTURES CONTRACTS. As indicated in the Prospectus, certain Funds may trade futures contracts (1) on domestic and foreign exchanges on currencies, interest rates and bond indices and (2) on domestic and, to the extent permitted by the Commodity Futures Trading Commission ("CFTC"), foreign exchanges on stock indices. None of the Funds is a commodity pool, and a Fund will use futures contracts and options thereon solely (i) for bona fide hedging purposes and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund may not enter into any futures contract or related option other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of aggregate initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures contracts would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of (a) cash, cash equivalents or high quality debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. Furthermore, with respect to the sale of futures contracts by a Fund, the value of such contracts may not exceed the total market value of such Fund's portfolio securities.

         Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

         At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

         OPTIONS. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income, certain Funds may purchase put and call options or write "covered" put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a

Fund may purchase put and call options and write "covered" put and call options on stocks, Participations and Assignments (as defined in the Prospectus), stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will own (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

         In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

         In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

         In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

         A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

         Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

         A Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         Over-the-counter options are purchased from or sold to securities dealers, financial institutions or other parties, through direct bilateral agreement with such counterparties. A Fund will purchase and sell over-the-counter options only from and to counterparties which the investment manager deems to be creditworthy.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

         If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income, as described above in "Forward Currency Exchange Contracts."

         (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

         INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

         A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors, and collars it will maintain in a segregated account cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.


OTHER INVESTMENT COMPANIES

         As indicated under "Investment Restrictions" below, a Fund may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.

                             INVESTMENT LIMITATIONS

         Unless otherwise indicated, the investment restrictions described below as well as those described under "Investment Restrictions" in the Prospectus are fundamental policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of a Fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Except for (i) the investment limitations set forth below which are indicated as fundamental policies, (ii) the investment restrictions set forth in the Prospectus and (iii) each Fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and the Prospectus are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

         If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

         MONEY MARKET FUND. The Money Market Fund may not:

    (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or with respect to repurchase agreements collateralized by any of such obligations;

    (2) invest more than 10% of the value of its net assets in securities which are illiquid;

    (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (5)  sell securities short;

    (6) purchase or sell commodities or commodity contracts, including futures contracts;

    (7) invest for the purpose of exercising control over management of any company;

    (8) make loans, except that the Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

    (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (10) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

    (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

    (12) purchase warrants.

         Each of the above restrictions are fundamental policies of the Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, both the special purpose entity issuing the receivables-backed obligations and the issuer of the underlying receivables will be considered an issuer.

HIGH YIELD BOND FUND, EMERGING MARKETS FUND AND ASIA GROWTH FUND. Each of the High Yield Bond Fund, Emerging Markets Fund and Asia Growth Fund may not:

         (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

         (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

         (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;

         (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

         (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

         (7) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

         (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

         (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

         (10) with respect to the High Yield Bond Fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

         (11) purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

         (12) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

         (13) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (14) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE.

         Investment restrictions (1) through (5) described above are fundamental policies of each of the High Yield Bond Fund, Emerging Markets Fund and Asia Growth Fund. Restrictions (6) through (14) are non-fundamental policies of such Fund.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Certificates representing shares of the Funds will not normally be issued to shareholders. ______________, the Fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.

         ______________ will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

         EXCHANGE PRIVILEGE. Shareholders may exchange all or part of their shares for shares of other Funds in the Salomon Brothers Institutional Investment Series, as indicated in the Prospectus.

         The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with a different investment objective when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

         Exercise of the exchange privilege is treated as a sale and repurchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the Fund into which shares are exchanged will be the new cost basis for tax purposes.

         Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares.

         All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

         The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

                             PORTFOLIO TRANSACTIONS

         Subject to policy established by the applicable Fund's Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

         Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

         The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

         Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

         Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

         Affiliated persons of a Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such Fund. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

         Each Fund's Board of Directors has determined that Salomon Brothers may execute portfolio transactions for such Fund so long as the Fund is charged commission rates consistent with those charged by other brokers in comparable transactions with clients that are comparable to the Fund.

         Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which the investment manager or any of their affiliates (including Salomon Brothers Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 under the 1940 Act.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The principal occupations of the directors and executive officers of the Institutional Series Funds and the Series Funds for the past five years are listed below. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM acts as investment manager.

         Except as indicated below with respect to non-interested directors and Mr. Guarnieri, the address of each other director and executive officer is Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, New York 10048.

                                    DIRECTORS

                                   Position(s)                       Principal
                                   Held With                         Occupation(s)
 Name and Address                  The Company                       Past 5 Years
---------------------------------------------------------------------------------------------------------
 Charles F. Barber                 Director                          Consultant; formerly Chairman of the
 66 Glenwood Drive                 (Audit Committee Member)          Board, ASARCO Incorporated
 Greenwich, CT 06830
 Age 77

 Carol L. Colman                   Director                          President, Colman Consulting Co.,
 Colman Consulting Co., Inc.       (Audit Committee Member)          Inc.; formerly Managing Partner of
 P.O. Box 212                                                        Inferential Focus
 North Salem, NY 10560
 Age 48

 Daniel P. Cronin                  Director                          Vice President and General Counsel,
 Pfizer, Inc                       (Audit Committee Member)          Pfizer International Inc since 1987;
 253 East 42nd Street                                                Senior Assistant General Counsel,
 New York, NY 10017                                                  Pfizer, Inc since 1989
 Age 48

 Michael S. Hyland*/               Director and President            President, SBAM and Managing
 Age 50                                                              Director, Salomon Brothers  since
                                                                     1989; formerly Managing Director,
                                                                     First Boston Asset Management and
                                                                     Managing Director, The First Boston
                                                                     Corporation

[Directors of Institutional Series Funds to be named]



----------------------
*/       Interested Person as defined in the 1940 Act.

                       EXECUTIVE OFFICERS OF SERIES FUNDS

                                                                       Principal
                                        Position(s)                    Occupation(s)
 Name and Address                       Held                           Past 5 Years
-----------------------------------------------------------------------------------------------------------------
 Giampaolo G. Guarnieri                 Executive Vice President       Vice President and Portfolio Manager, SBAM
 Salomon Brothers Asset                                                AP since April 1995; formerly Senior
   Management Asia                                                     Portfolio Investment Manager, Credit
   Pacific Limited                                                     Agricole Asset Management (South East
 Three Exchange Square,                                                Asia) Limited since 1992 and head of
 Hong Kong                                                             direct investment activities from 1990-
 Age 32                                                                1992

 Steven Guterman                        Executive Vice President       Managing Director, SBAM
 Age 42

 Nancy Noyes                            Executive Vice President       Director, SBAM and Salomon Brothers Inc
 Age 37

 Peter J. Wilby                         Executive Vice President       Managing Director, SBAM
 Age 37

 Richard E. Dahlberg                    Executive Vice President       Managing Director, SBAM since January 1996;
 Age 39                                                                formerly Vice President SBAM since
                                                                       June 1995; prior to that employed by
                                                                       Massachusetts Financial Services Company

 Lawrence H. Kaplan                     Executive Vice President and   Vice President and Chief Counsel, SBAM and
 Age 39                                 General Counsel                Vice President, Salomon Brothers Inc since
                                                                       May 1995;  formerly Senior Vice President,
                                                                       Director and General Counsel, Kidder
                                                                       Peabody Asset Management, Inc. and Senior
                                                                       Vice President, Kidder, Peabody & Co.
                                                                       Incorporated since November 1990

                                                           Principal
                            Position(s)                    Occupation(s)
 Name and Address           Held                           Past 5 Years
-----------------------------------------------------------------------------------------------------
 Alan M. Mandel             Treasurer                      Vice President, SBAM since January 1995;
 Age 38                                                    formerly Chief Financial Officer, Hyperion
                                                           Capital Management since 1991; prior to
                                                           which he was Vice President,
                                                           Mitchell Hutchins Asset Management

 Tana E. Tselepis           Secretary                      Compliance Officer, SBAM since 1993 and
 Age 60                                                    Senior Administrator since 1989; Vice
                                                           President, Salomon Brothers since 1991;
                                                           formerly Vice President and Senior
                                                           Administrator at First Boston Asset
                                                           Management Corporation, 1985-1989

 Jennifer G. Muzzey         Assistant Secretary            Employee of SBAM since June 1994; formerly
 Age 36                                                    Vice President of SunAmerica Asset
                                                           Management Corporation

[Executive Officers of Institutional Series Fund to be named]

                               COMPENSATION TABLE

         The following tables provide information concerning the compensation paid during the fiscal year ended December 31, 1995 to each director of the Series Funds and the estimated compensation expected to be paid to each director of the Institutional Series Funds for the 1996 fiscal year. Neither the Institutional Series Funds nor the Series Funds provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Series Funds or will be paid during the 1996 fiscal year by the Institutional Series Funds to officers of the Series

Funds or to Mr. Hyland, who as an employee of SBAM may be defined as an "interested person" under the 1940 Act.

                                  Series Funds

                              Aggregate
                          Compensation from       Total Compensation
 Name of Person,                 the              from Other Funds
    Position                Series Funds          Advised by SBAM(A)     Total Compensation
 ---------------          -----------------       ------------------     ------------------
 Charles F. Barber
  Director                                               (12)

 Daniel P. Cronin
  Director                                               (3)

 Carol L. Colman
  Director                                               (3)

-----------------
(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                           Institutional Series Funds

                        Estimated
                        Aggregate          Total
                      Compensation     Compensation
                        from the        from Other          Estimated
 Name of Person,      Institutional    Funds Advised          Total
    Position          Series Funds      by SBAM(A)         Compensation
 ---------------      -------------    -------------       ------------

-----------------
(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                         Principal Holders of Securities

         Salomon Brothers Holding Company Inc, 7 World Trade Center, New York, NY 10048, owns all of the outstanding shares of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund and, accordingly, is a control person of each of these Funds. As of _____________, held ___% of the outstanding shares of the Money Market Fund.

         Directors of the Series Funds and Institutional Series Funds not affiliated with SBAM receive from their respective Funds an annual fee and a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with SBAM do not receive compensation but are reimbursed for all out-of-pocket expenses relating to attendance at meetings. For the year ended December 31, 1995, such fees and expenses borne by the Series Funds Fund totaled $_______.

         As of December 31, 1995, directors and officers of the Series Funds as a group beneficially owned less than 1% of the outstanding shares of any series of the Series Fund. The Institutional Series Funds was incorporated on January __, 1996 and therefore no shares were outstanding as of December 31, 1995.

INVESTMENT MANAGER

         Each Fund retains SBAM to act as its investment manager. SBAM, an indirect wholly-owned subsidiary of Salomon Inc, serves as the investment manager to numerous individuals and institutions and other investment companies.

         The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of such Fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund, certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each Fund's officers, employees and directors affiliated with SBAM. Each Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.

         Pursuant to a sub-advisory agreement, SBAM has retained Salomon Brothers Asia Pacific Limited as sub-adviser to the Asia Growth Fund. Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

         As compensation for its services, the Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets. On November 16, 1995, the Board of Directors of the Series Funds approved an amendment to the management contract of the Money Market Fund, subject to shareholder approval, to increase the management fee from .10% of average daily net assets to .20%. The shareholders approved the amendment on ________, 1996 and the fee increase became effective shortly thereafter. As of the date of this Statement of Additional Information, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the Fund's average daily net assets and for a period of at least one year from the date of the Prospectus such expenses shall not exceed
 .18% of the Fund's average daily net assets. See "Fee Table" in the Prospectus. For the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Money Market Fund paid SBAM $39,189, $29,658 and $_______ respectively, for its services.

         As compensation for its services, the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets and the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .__% of the Fund's average daily net assets. Effective as of the date of the Prospectus, SBAM has agreed to reduce or otherwise limit the expenses of the High Yield Bond Fund, Emerging Markets Debt Fund and the Asia Growth Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) on an annualized basis, to .55%, .75% and .__%, respectively, of the applicable Fund's average daily net assets. See "Fee Table" in the Prospectus. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund at an annual rate of ___% of the Asia Growth Fund's daily assets.

         The management contract for the Money Market Fund was approved by the Series Funds Board of Directors on November 29, 1990, by the Fund's sole shareholder, SBAM, on December 7, 1990 and ratified by shareholders on September 20, 1991. The management contract for each of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund was approved by the Institutional Series Fund Board of Directors on __________, 1996 and by the sole shareholder of each Fund, SBAM, on __________, 1996. The management contract for each Fund provides that it will continue automatically for successive annual periods provided that such continuance is approved at least annually (a) by the vote of a majority of the directors not parties to the management contract or interested persons of such parties, which votes are cast in person at a meeting called for the purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. Each management contract may be terminated by either party on 60 days' written notice, and will terminate immediately in the event of its assignment.

         Under the terms of the Management Contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of either SBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ("disabling conduct"). In addition, each Fund wil indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the
Fund), not resulting from disabling conduct.

         Investment decisions for a particular Fund are made independently from those for other funds and accounts advised or managed by SBAM or SBAM AP. Such other funds and accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

         If in any fiscal year expenses borne by a Fund (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) exceed expense limitations imposed by applicable state securities regulations, SBAM, in its capacity as investment manager, will reimburse that Fund for any such excess to the extent required by such regulations up to the amount of the fees payable to it. California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of the average net assets, 2.0% of the next $70 million of the average net-assets and 1.5% of the remaining average net assets. Such reimbursement, if any, will be estimated and paid on a monthly basis. There was no reimbursement to the Money Market Fund for the years ended December 31, 1995, 1994 or 1993.

         Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Funds and the Institutional Series Funds has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to each Fund, and, in the case Asia Growth Fund, access persons of SBAM AP, as the Fund's sub-adviser, which policies serve as SBAM's and SBAM AP's code of ethics, respectively (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

         Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

ADMINISTRATOR

         Each Fund employs _______, under its applicable administration agreement to provide certain administrative services to the respective Fund. The services provided by ________ under the applicable administration agreement include certain accounting, clerical and bookkeeping services; Blue Sky compliance; corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. ___________ is located at ___________. For the fiscal year ended December 31, 1995, Investors Bank and Trust Company received fees totaling $________ from the Money Market Fund for services as administered to that Fund.

DISTRIBUTOR

         Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers is an indirect wholly-owned subsidiary of Salomon Inc.

EXPENSES

         Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                                 NET ASSET VALUE

         The Prospectus discusses the time at which the net asset value of a Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Fund in valuing its assets.

         In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

         Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

         As stated in the Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the Fund and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

         The Board of Directors of the Money Market Fund has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

         In the event of a deviation of 1/2 of 1% between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

         The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

         Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, and certain options, futures or forward contracts; and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, United States government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies).

         As a RIC, a Fund will not be subject to Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of the Funds net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

         A Fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gains over its capital losses for the one year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

         A Fund's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

         Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e. treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by a Fund.

         When a Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

         As a RIC, a Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investment held for less than three months (the "short-short test"). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within a Fund, resulting in additional short-short income for such Fund.

         A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under Subchapter M of the Code.

         A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the short-short test discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

         If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If a Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a potion of its assets in PFICs.

         In the case of PFIC stock owned by a RIC, H.R. 2491, as passed by Congress and vetoed by President Clinton, contained a provision that would have permitted a RIC to elect to annually mark-to-market stock in the PFIC and thereby avoid the need for a RIC to make a QEF election. It is unclear whether similar legislation will be included as part of the 1996 budget compromise. Moreover, on April 1, 1992 the Internal Revenue Service proposed regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

         A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

         The Asia Growth Fund and the Emerging Markets Debt Fund expect to qualify for and make this election. For any year that either Fund makes such an election, each shareholder in such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by such Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Funds may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such Funds generally will not be subject to United States federal income tax.

TAXATION OF UNITED STATES SHAREHOLDERS

         The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital and long-term capital gains. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

         Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

         Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at ordinary income rates) will be 39.6%. With respect to corporate taxpayers, long-term capital gains are taxed at the same federal income tax rates as short-term capital gains, the maximum being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50 percent deduction for any capital gains that they recognized, and corporations would have been taxed at a 28 percent rate on capital gains, in lieu of the regular corporate rate. The provisions generally were to have retroactive effect to January 1, 1995. It is unclear whether similar legislation will be included as part of the 1996 budget compromise and, if so, what the effective date will be.

         It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Money Market
Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

                                PERFORMANCE DATA

         As indicated in the Prospectus, from time to time, a Fund may quote its "yield," "effective yield," "average annual total return" and/or "aggregate total return" in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information will be calculated as described below.

AVERAGE ANNUAL TOTAL RETURN

         A Fund's "average annual total return" figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

    P(1+T)n = ERV

Where:   P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1, 5, or 10 year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         The performance data represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

         The "aggregate total return" figures for a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

Where:   P   =  a hypothetical initial payment of $10,000.

         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

YIELD

         With respect to the Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The current yield for the Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         For the seven-day period ended December 31, 1995, the annualized yield and effective yield of the Money Market Fund were __% and __%, respectively.

         In periods of declining interest rates the Money Market Fund's yield will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing comparisons to indices.

         A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                                  CAPITAL STOCK

         As used in the Prospectus and this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Fund's Board of Directors.

         In the event of the liquidation or dissolution of the Institutional Series Funds or Series Funds, as the case may be, shares of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a Fund, of any general assets not attributable to a Fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

                          CUSTODIAN AND TRANSFER AGENT

         _________________, which is located at _______________________________, serves as custodian and transfer agent for each Fund. As each Fund's custodian, ____________________ among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of a Fund, nor decides which securities a Fund will buy or sell. For its services as custodian, _________________ receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or hedging transactions. As each Fund's transfer agent, ___________ registers and processes transfer of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts. For these services, _______________ receives a monthly fee.

                               VALIDITY OF SHARES

         The validity of the shares will be passed upon for the Company by Piper and Marbury L.L.P., Baltimore, Maryland.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP ("Price Waterhouse") provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and included in this Statement of Additional Information have been included in reliance upon the report of Price Waterhouse, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse's address is 1177 Avenue of the Americas, New York, New York 10036.

                                     COUNSEL

         Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

                                OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS                   SALOMON BROTHERS CASH MANAGEMENT FUND
DECEMBER 31, 1994

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                 ON DATE OF    MATURITY         VALUE
 AMOUNT                                                                   PURCHASE*       DATE         (NOTE 1a)
---------                                                                 ----------    --------       ---------
              COMMERCIAL PAPER-36.5%
$  700,000    American Express Credit Corporation .......................    5.80%      01/03/95      $   699,774
   595,000    Fairfax County, Virginia Economic
                Development Agency ......................................    6.25       01/12/95          595,000
   800,000    General Mills .............................................    5.97       01/03/95          799,735
   500,000    Gillette Company ..........................................    5.70       01/03/95          499,842
   700,000    Goldman Sachs Group .......................................    5.95       01/09/95          699,074
   500,000    Idaho Housing Agency ......................................    5.60       01/05/95          499,689
   500,000    Koch Industries ...........................................    5.90       01/03/95          499,836
   500,000    Merrill Lynch .............................................    5.80       01/03/95          499,839
   600,000    Methodist Hospital ........................................    5.75       01/06/95          600,000
   500,000    Quaker Oats Company .......................................    6.18       01/04/95          499,509
   500,000    Smith Barney ..............................................    5.45       01/06/95          499,621
   600,000    Sunshine State Governmental Financing
                Commission, Florida .....................................    6.33       01/17/95          598,313
                                                                                                      -----------
              TOTAL COMMERCIAL PAPER (cost $6,990,232) .........................................        6,990,232
                                                                                                      -----------

              FLOATING RATE NOTES-32.5%
   600,000    Community Health Systems, VR ..............................    6.40       01/04/95          600,000
   500,000    Florida State Housing Finance Agency VR ...................    6.10       01/04/95          500,000
   610,000    Fulton County, New York
                Industrial Development Agency VR ........................    6.35       01/05/95          610,000
   500,000    Health Insurance Plan, Greater New York VR ................    6.45       01/04/95          500,000
   500,000    Illinois Student Assistance Commission VR .................    6.17       01/04/95          500,000
   315,000    New Jersey,
                Economic Development Authority VR .......................    6.41       01/03/95          315,000
   285,000    New Jersey,
                Economic Development Authority VR .......................    6.29       01/03/95          285,000
   400,000    New York, New York
                Industrial Development Agency VR ........................    6.30       01/04/95          400,000
   200,000    New York, New York
                Industrial Development Agency VR ........................    6.30       01/04/95          200,000
   500,000    Pasadena, California
                Certificates of Participation VR ........................    6.30       01/03/95          500,000
   500,000    Selma, Alabama
                Industrial Development Board VR .........................    6.56       01/10/95          500,000
   600,000    Tyler, Texas
                Health Facilities Development VR ........................    6.40       01/04/95          600,000
   700,000    Virginia State,
                Housing Development Authority VR ........................    6.75       01/03/95          700,000
                                                                                                      -----------
              TOTAL FLOATING RATE NOTES (cost $6,210,000) ......................................        6,210,000
                                                                                                      -----------

PORTFOLIO OF INVESTMENTS                   SALOMON BROTHERS CASH MANAGEMENT FUND
DECEMBER 31, 1994

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                 ON DATE OF    MATURITY         VALUE
  AMOUNT                                                                   PURCHASE*      DATE         (NOTE 1a)
---------                                                                 ----------    --------       ---------
              SHORT-TERM BONDS-7.6%
$  700,000    Metro Pier & Export Authority, MBIA .......................    5.50%      06/15/95       $  700,000
   750,000    Richmond County, Georgia
                Development Authority PUT ...............................    5.71       06/01/95          750,000
                                                                                                      -----------
              TOTAL SHORT-TERM BONDS (cost $1,450,000) .........................................        1,450,000
                                                                                                      -----------
              REPURCHASE AGREEMENT-18.5%
 3,530,399    J.P. Morgan Securities, dated 12/30/94, with a
                maturity value of $3,532,478, collateralized
                by $3,727,000 U.S. Treasury Note, 5.625%,
                due 8/31/97, valued at $3,671,095
                (cost $3,530,399) .......................................    5.30       01/03/95        3,530,399
                                                                                                      -----------
              TOTAL INVESTMENTS-95.1% OF NET ASSETS
                (cost $18,180,631) .............................................................      $18,180,631
                                                                                                      ===========

              ------------
              *Yield to maturity on date of purchase, except in the case of
               Variable Rate Demand Notes (VR), whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

              Abbreviations used in this statement:
              MBIA Insured as to principal and interest by the Municipal Bond Investors Assurance Corporation.
              PUT Optional or mandatory put. Maturity date shown is the put date as well as the date of next interest rate change.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES        SALOMON BROTHERS CASH MANAGEMENT FUND
DECEMBER 31, 1994


ASSETS
Investments at value (cost $14,650,232) ...............................................    $14,650,232
Repurchase Agreement ..................................................................      3,530,399
Receivable for Fund shares sold .......................................................      1,136,727
Interest receivable ...................................................................         46,104
Unamortized organization expenses .....................................................          9,071
                                                                                           -----------
    Total assets ......................................................................     19,372,533
                                                                                           -----------

LIABILITIES
Payable for Fund shares redeemed ......................................................        208,949
Dividend payable ......................................................................         17,659
Accrued expenses ......................................................................         19,109
                                                                                           -----------
    Total liabilities .................................................................        245,717
                                                                                           -----------

NET ASSETS (equivalent to $1.00 per share on 19,128,930 shares of $.001 par value
  capital stock outstanding; 1,333,333,334 shares authorized) .......................      $19,126,816
                                                                                           ===========


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1994

INCOME
Interest ..............................................................................    $   640,634

EXPENSES
Management fee ..............................................................  $ 29,088
Registration and filing fees ................................................    17,044
Amortization of organization expenses .......................................    12,000
Administration fee ..........................................................    11,635
Custodian ...................................................................     9,800
Shareholder services ........................................................     9,642
Legal .......................................................................     8,961
Audit and tax return preparation fees .......................................     8,007
Printing ....................................................................     7,249
Directors' fees .............................................................     2,713
Other .......................................................................     2,279
                                                                                -------
                                                                                118,418
Management fee waived .......................................................   (29,088)        89,330
                                                                                -------    -----------
Net investment income .................................................................        551,304
Net realized loss on securities sold ..................................................           (415)
                                                                                           -----------
Net increase in net assets resulting from operations ..................................    $   550,889
                                                                                           ===========

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS         SALOMON BROTHERS CASH MANAGEMENT FUND


                                                                                 YEAR ENDED DECEMBER 31,
                                                                              -----------------------------
                                                                                 1994              1993
                                                                             -----------        -----------
OPERATIONS
Net investment income ......................................................  $   551,304       $   346,089
Net realized loss on securities sold .......................................         (415)             (257)
                                                                              -----------       -----------
Net increase in net assets resulting from operations .......................      550,889           345,832
                                                                              -----------       -----------
DIVIDENDS FROM NET INVESTMENT INCOME .......................................     (551,304)         (346,089)
                                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..............................................   75,796,036        80,014,866
Net asset value of shares issued in reinvestment of dividends ..............      401,895           215,401
Payment for redemption of shares ...........................................  (72,120,070)      (76,793,905)
                                                                              -----------       -----------
Net increase in net assets resulting from capital share transactions .......    4,077,861         3,436,362
                                                                              -----------       -----------
Total increase in net assets ...............................................    4,077,446         3,436,105

NET ASSETS
Beginning of year ..........................................................   15,049,370        11,613,265
                                                                              -----------       -----------
End of year ................................................................  $19,126,816       $15,049,370
                                                                              ===========       ===========


FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                      ----------------------------------------     DECEMBER 31,
                                                      1994        1993        1992        1991        1990*
                                                     ------      ------      ------      ------    ------------
Net asset value, beginning of
   period ........................................   $1.000      $1.000      $1.000      $1.000      $1.000
                                                     ------      ------      ------      ------      ------
Net investment income ............................     .038+       .027+       .033+       .055+       .019+
Dividends from net investment
  income .........................................    (.038)      (.027)      (.033)      (.055)      (.019)
                                                     ------      ------      ------      ------      ------
Net asset value, end of period ...................   $1.000      $1.000      $1.000      $1.000      $1.000
                                                     ======      ======      ======      ======      ======
Net assets end of period
  (thousands) .................................... $19,127     $15,049     $11,613     $22,982     $10,293
Total investment return ..........................   +3.9%       +2.7%       +3.4%       +5.7%       +1.9%
Ratios to average net assets:
    Expenses .....................................   0.61%+      0.65%+      0.65%+      0.65%+      0.65%**+
    Net investment income ........................   3.79%       2.68%       3.41%       5.43%       7.46%**


------------
 *October 2, 1990, commencement of operations, through December 31, 1990. **Annualized.
 +Net investment income would have been $.036, $.025, $.030, $.053 and $.018 and the expense ratios would have been .81%, .85%, .85%, .85% and .97%, respectively, for the periods ended December 31, 1994, 1993, 1992, 1991 and 1990 before waiver of management fee and/or expenses absorbed by Salomon Brothers Asset Management Inc ("SBAM").


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                  ON DATE      MATURITY         VALUE
 AMOUNT       MUNICIPAL BONDS AND NOTES                                  OF PURCHASE*     DATE         (NOTE 1a)
---------                                                                ------------   --------       ---------
              NEW YORK-100.1%
 $2,745,000   Albany County, New York
                Industrial Development Agency PUT .......................    4.65%      08/15/95     $  2,745,000
  3,300,000   Albany County, New York
                Industrial Development Agency VR ........................    5.75       01/05/95        3,300,000
  1,210,000   Albany County, New York
                Industrial Development Agency PUT .......................    5.00       12/01/95        1,210,000
    875,000   Albany County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          875,000
  2,540,000   Albany, New York
                Industrial Development Agency PUT .......................    4.25       07/01/95        2,540,000
  1,169,000   Albany, New York
                Housing Authority VR ....................................    3.80       01/03/95        1,169,000
  3,015,000   Amherst, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        3,015,000
    400,000   Amherst, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          400,000
    950,000   Auburn, New York
                Industrial Development Agency VR ........................    5.75       01/04/95          950,000
  1,175,000   Babylon, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        1,175,000
  2,350,000   Broome County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        2,350,000
    650,000   Broome County, New York
                Industrial Development Agency VR ........................    4.90       01/04/95          650,000
  2,450,000   Chautaugua County, New York
                Industrial Development Agency VR ........................    5.75       01/04/95        2,450,000
  3,760,000   Colonie, New York
                Industrial Development Agency PUT .......................    5.00       12/01/95        3,760,000
    630,000   Colonie, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          630,000
    750,000   Colonie, New York
                Housing Development Corporation VR ......................    3.80       01/04/95          750,000
  2,000,000   Dutchess County, New York
                Industrial Development Agency VR ........................    5.10       01/05/95        2,000,000
  1,400,000   Dutchess County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        1,400,000
    500,000   Erie County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          500,000

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                  ON DATE      MATURITY         VALUE
 AMOUNT       MUNICIPAL BONDS AND NOTES (CONTINUED)                      OF PURCHASE*     DATE         (NOTE 1a)
---------                                                                ------------   --------       ---------
              NEW YORK (CONTINUED)

 $  450,800   Erie County, New York
                Industrial Development Agency VR ........................    5.85%      01/05/95     $    450,800
    590,000   Erie County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          590,000
  1,240,000   Erie County, New York
                Industrial Development Agency,
                Series B VR .............................................    5.85       01/05/95        1,240,000
  1,330,000   Fulton County, New York
                Industrial Development Agency PUT .......................    5.00       12/01/95        1,330,000
  1,910,000   Fulton County, New York
                Industrial Development Agency VR ........................    5.35       01/05/95        1,910,000
    800,000   Lewis County, New York
                Industrial Development Agency VR ........................    5.40       01/04/95          800,000
  6,500,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.75       01/04/95        6,500,000
    250,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          250,000
  3,325,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.40       01/05/95        3,325,000
  2,050,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        2,050,000
  4,825,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        4,825,000
  1,950,000   Monroe County, New York
                Industrial Development Agency PUT .......................    4.60       06/01/95        1,950,000
  1,005,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        1,005,000
  1,620,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        1,620,000
  2,550,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        2,550,000
    700,000   Monroe County, New York
                Industrial Development Agency PUT .......................    4.40       06/15/95          700,000
  1,700,000   Monroe County, New York
                Industrial Development Agency VR ........................    5.85       01/04/95        1,700,000
  7,000,000   Nassau County, New York
                Series B TAN ............................................    4.50       03/15/95        7,003,445

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                  ON DATE      MATURITY         VALUE
 AMOUNT       MUNICIPAL BONDS AND NOTES (CONTINUED)                      OF PURCHASE*     DATE         (NOTE 1a)
---------                                                                ------------   --------       ---------
              NEW YORK (CONTINUED)

$10,000,000   Nassau County, New York
                Series A RAN ............................................    4.00%      04/14/95     $ 10,010,978
  7,685,000   Nassau County, New York
                Series D BAN ............................................    5.00       08/15/95        7,724,341
 10,000,000   Nassau County, New York
                Series C TAN ............................................    5.40       09/28/95       10,021,311
  1,230,000   Nassau County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        1,230,000
  1,100,000   New York State, Environment
                Facilities Corporation VR ...............................    6.10       01/03/95        1,100,000
  4,400,000   New York State,
                Energy Research & Development TECP ......................    4.50       01/03/95        4,400,000
  1,915,000   New York State,
                Job Development Authority VR ............................    3.75       01/03/95        1,915,000
    110,000   New York State,
                Job Development Authority VR ............................    3.75       01/03/95          110,000
    115,000   New York State,
                Job Development Authority VR ............................    3.75       01/03/95          115,000
  1,035,000   New York State,
                Job Development Authority VR ............................    3.75       01/03/95        1,035,000
     85,000   New York State,
                Job Development Authority VR ............................    3.85       01/03/95           85,000
    535,000   New York State,
                Job Development Authority VR ............................    3.85       01/03/95          535,000
  7,100,000   New York State,
                Housing Finance Agency VR ...............................    5.50       01/04/95        7,100,000
    500,000   New York State,
                Energy Research & Development VR ........................    3.55       01/03/95          500,000
  3,400,000   New York State,
                Energy Research & Development VR ........................    5.00       01/03/95        3,400,000
  2,600,000   New York State,
                Local Government Assistance
                Corporation VR ..........................................    5.10       01/04/95        2,600,000
  7,600,000   New York State,
                Energy Research & Development VR ........................    5.00       01/03/95        7,600,000
    300,000   New York State,
                Energy Research & Development VR ........................    5.00       01/03/95          300,000
  1,200,000   New York State, Dormitory Authority VR ....................    4.80       01/04/95        1,200,000
 16,235,000   New York State, Dormitory Authority
                TECP ....................................................    4.25       01/09/95       16,235,000

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND

                                                                             YIELD TO
                                                                             MATURITY
PRINCIPAL                                                                    ON DATE      MATURITY         VALUE
 AMOUNT       MUNICIPAL BONDS AND NOTES (CONTINUED)                        OF PURCHASE*     DATE         (NOTE 1a)
---------                                                                  ------------     ----         ---------
              NEW YORK (CONTINUED)

 $3,000,000   New York State,
                Dormitory Authority TECP .............................       4.00%        01/10/95     $  3,000,000
  1,500,000   New York State, Medical Care Facility
                Finance Agency FHA P/R ...............................  2.65-2.70         01/15/95        1,533,960
  3,675,000   New York, New York
                Series A RAN .........................................       4.50         04/12/95        3,681,833
  4,000,000   New York, New York
                Series B RAN .........................................       4.75         06/30/95        4,013,121
    860,000   New York, New York
                Industrial Development Agency VR .....................       5.95         01/05/95          860,000
  1,600,000   New York, New York
                Industrial Development Agency VR .....................       5.85         01/05/95        1,600,000
    230,000   New York, New York
                Industrial Development Agency VR .....................       5.85         01/05/95          230,000
  1,255,000   New York, New York
                Industrial Development Agency VR .....................       5.85         01/05/95        1,255,000
    475,000   New York, New York
                Industrial Development Agency VR .....................       5.80         01/05/95          475,000
    700,000   New York, New York
                Industrial Development Agency VR .....................       5.95         01/05/95          700,000
  2,400,000   New York, New York
                Industrial Development Agency VR .....................       5.40         01/04/95        2,400,000
  3,000,000   New York, New York
                Industrial Development Agency VR .....................       5.25         01/05/95        3,000,000
  1,765,000   New York, New York
                Industrial Development Agency VR .....................       5.95         01/05/95        1,765,000
    300,000   New York, New York
                Industrial Development Agency VR .....................       5.35         01/04/95          300,000
  4,500,000   New York, New York
                Industrial Development Agency VR .....................       5.15         01/03/95        4,500,000
  2,000,000   New York, New York
                Industrial Development Agency VR .....................       4.80         01/04/95        2,000,000
 16,000,000   New York, New York
                Housing Development Corporation VR ...................       6.00         01/05/95       16,000,000
  1,900,000   New York, New York
                Housing Development Corporation VR ...................       6.00         01/05/95        1,900,000
  2,000,000   New York, New York
                Housing Development Corporation VR ...................       6.00         01/05/95        2,000,000
  6,600,000   New York, New York
                Housing Development Corporation VR ...................       5.40         01/04/95        6,600,000

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                  ON DATE      MATURITY         VALUE
 AMOUNT       MUNICIPAL BONDS AND NOTES (CONTINUED)                      OF PURCHASE*     DATE         (NOTE 1a)
---------                                                                ------------     ----         ---------

              NEW YORK (CONTINUED)

 $3,000,000   New York, New York
                Housing Development Corporation VR ......................    5.75%      01/04/95     $  3,000,000
  1,700,000   New York, New York Series A VR ............................    6.00       01/03/95        1,700,000
  2,000,000   New York, New York VR .....................................    6.50       01/03/95        2,000,000
    400,000   New York, New York VR .....................................    6.00       01/03/95          400,000
    600,000   New York, New York VR .....................................    6.00       01/03/95          600,000
  1,500,000   New York, New York VR .....................................    6.00       01/03/95        1,500,000
  3,350,000   New York, New York VR .....................................    6.05       01/03/95        3,350,000
  5,000,000   New York, New York
                Municipal Water TECP ....................................    4.50       01/06/95        5,000,000
    100,000   New York City
                Trust for Cultural Resources VR .........................    5.00       01/04/95          100,000
  1,000,000   New York, New York Water Authority VR .....................    6.00       01/03/95        1,000,000
  3,600,000   Newburgh, New York
                Industrial Development Agency VR ........................    5.30       01/04/95        3,600,000
  3,090,000   Niagara County, New York
                Industrial Development Agency VR ........................    5.65       01/04/95        3,090,000
  1,250,000   Niagara County, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        1,250,000
  3,500,000   Onondaga County, New York
                Industrial Development Agency,
                Series B VR .............................................    5.60       01/04/95        3,500,000
  1,300,000   Onondaga County, New York
                Industrial Development Agency,
                Series 1989 VR ..........................................    5.60       01/04/95        1,300,000
  3,100,000   Onondaga County, New York
                Industrial Development Agency VR ........................    5.50       01/05/95        3,100,000
    379,000   Oneida County, New York
                Industrial Development Agency VR ........................    5.75       01/05/95          379,000
    400,000   Port Authority,
                New York & New Jersey VR ................................    5.40       01/03/95          400,000
  1,690,000   Rockland County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        1,690,000
  1,800,000   Rockland County, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        1,800,000
  1,010,000   Saratoga County, New York
                Industrial Development Agency VR ........................    5.95       01/05/95        1,010,000
    430,000   Schoharie County, New York
                Industrial Development Agency VR ........................    5.75       01/05/95          430,000

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND

                                                                           YIELD TO
                                                                           MATURITY
PRINCIPAL                                                                  ON DATE      MATURITY         VALUE
 AMOUNT       MUNICIPAL BONDS AND NOTES (CONTINUED)                      OF PURCHASE*     DATE         (NOTE 1a)
---------                                                                ------------     ----         ---------
              NEW YORK (CONTINUED)

 $   80,000   St. Lawrence County, New York
                Industrial Development Agency VR ........................    5.75%      01/04/95     $     80,000
  8,000,000   Suffolk County, New York
                Water Authority VR ......................................    4.85       01/04/95        8,000,000
  1,930,000   Suffolk County, New York
                Industrial Development Agency VR ........................    5.50       01/04/95        1,930,000
  3,000,000   Suffolk County, New York
                Industrial Development Agency VR ........................    5.25       01/04/95        3,000,000
    500,000   Suffolk County, New York
                Industrial Development Agency VR ........................    4.85       01/04/95          500,000
  3,550,000   Syracuse, New York
                Industrial Development Agency VR ........................    5.85       01/04/95        3,550,000
  1,550,000   Syracuse, New York
                Industrial Development Agency PUT .......................    4.40       06/15/95        1,550,000
    725,000   Wyoming County, New York
                Industrial Development Agency VR ........................    5.85       01/05/95          725,000
  1,580,000   Yates County, New York
                Industrial Development Agency VR ........................    5.35       01/05/95        1,580,000
  1,000,000   Yonkers, New York
                Industrial Development Agency VR ........................    5.95       01/03/95        1,000,000
  1,230,000   Yonkers, New York
                Industrial Development Agency VR ........................    5.85       01/05/95        1,230,000
                                                                                                     ------------
              TOTAL INVESTMENTS-100.1% OF NET ASSETS
                (cost $270,042,789) ............................................................     $270,042,789
                                                                                                     ============

              ------------
              *Yield to maturity on date of purchase, except in the case of
               Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change.
              Abbreviations used in this statement:
              BAN    Bond Anticipation Note
              FHA    Mortgage Insured by Federal Housing Administration
              RAN    Revenue Anticipation Note
              P/R    Pre-refunded in U.S. Treasury Securities
              PUT    Optional or mandatory put. Maturity date shown is the put
                     date as well as the date of the next interest rate change
              TAN    Tax Anticipation Note
              TECP   Tax Exempt Commercial Paper
              VR     Variable Rate Demand Note. Maturity date shown is the date of next interest rate change


                        See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES          SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                              MONEY MARKET FUND


ASSETS
Investments at value (cost $270,042,789) ..............................................        $270,042,789
Cash ..................................................................................              38,083
Receivable for securities sold ........................................................              30,000
Receivable for Fund shares sold .......................................................           1,749,838
Interest receivable ...................................................................           1,458,308
Unamortized organization expenses .....................................................               9,071
                                                                                               ------------
    Total assets ......................................................................         273,328,089
                                                                                               ------------

LIABILITIES
Payable for Fund shares redeemed ......................................................           3,408,802
Dividend payable ......................................................................              16,954
Management fee payable ................................................................              40,457
Accrued expenses ......................................................................              73,881
                                                                                               ------------
    Total liabilities .................................................................           3,540,094
                                                                                               ------------

NET ASSETS equivalent to $1.00 per share on 270,044,096 shares of $.001 par
  value capital stock outstanding; 3,333,333,333 shares authorized) ...................        $269,787,995
                                                                                               ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1994

INCOME
Interest ...................................................................                   $  7,132,055

EXPENSES
Management fee .............................................................   $468,902
Administration fee .........................................................    190,022
Shareholder services .......................................................    114,737
Audit and tax return preparation fee .......................................     49,325
Legal ......................................................................     45,727
Custodian ..................................................................     36,572
Printing ...................................................................     29,876
Amortization of organization expenses ......................................     11,968
Registration and filing fees ...............................................      7,330
Directors' fees ............................................................      2,714
Other ......................................................................     13,928             971,101
                                                                               --------        ------------
Net investment income .................................................................           6,160,954
Net realized loss on securities sold ..................................................             (65,622)
                                                                                               ------------
Net increase in net assets resulting from operations ..................................        $  6,095,332
                                                                                               ============

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS           SALOMON BROTHERS NEW YORK MUNICIPAL
                                                               MONEY MARKET FUND

                                                                              YEAR ENDED DECEMBER 31,
                                                                          ------------------------------
                                                                                1994            1993
                                                                          -------------     ------------
OPERATIONS
Net investment income ..................................................   $  6,160,954     $  5,102,444
Net realized gain (loss) on securities sold ............................        (65,622)          49,102
                                                                           ------------     ------------
Net increase in net assets resulting from operations ...................      6,095,332        5,151,546
                                                                           ------------     ------------

DIVIDENDS FROM NET INVESTMENT INCOME ...................................     (6,160,954)      (5,102,444)
                                                                           ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..........................................    424,692,601      516,356,557
Net asset value of shares issued in reinvestment of dividends ..........      5,955,238        4,803,596
Payment for redemption of shares .......................................   (423,206,832)    (522,482,028)
                                                                           ------------     ------------
Net change in net assets resulting from capital share transactions .....      7,441,007       (1,321,875)
                                                                           ------------     ------------
Total change in net assets .............................................      7,375,385       (1,272,773)

NET ASSETS
Beginning of year ......................................................    262,412,610      263,685,383
                                                                           ------------     ------------
End of year ............................................................   $269,787,995     $262,412,610
                                                                           ============     ============


FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                         YEAR ENDED DECEMBER 31,                PERIOD ENDED
                                             ----------------------------------------------     DECEMBER 31,
                                               1994        1993         1992         1991           1990*
                                             --------    --------     --------     --------     ------------
Net asset value, beginning of
  period ................................     $1.000       $1.000       $1.000       $1.000       $1.000
                                              ------       ------       ------       ------       ------
Net investment income ...................       .027         .023         .031         .047         .014(D)
Dividends from net investment
  income ................................      (.027)       (.023)       (.031)       (.047)       (.014)
                                              ------       ------       ------       ------       ------
Net asset value, end of period ..........     $1.000       $1.000       $1.000       $1.000       $1.000
                                              ======       ======       ======       ======       ======
Net assets end of period
  (thousands) ...........................   $269,788     $262,413     $263,685     $154,782      $34,529
Total investment return .................      +2.7%        +2.3%        +3.1%        +4.8%        +1.4%
Ratios to average net assets:
    Expenses ............................       .41%         .41%         .42%         .60%         .64%**+
    Net investment income ...............      2.63%        2.31%        3.07%        4.63%        5.79%**


---------
 *October 2, 1990, commencement of operations, through December 31, 1990. **Annualized.
 +Net investment income would have been $.012, and the expense ratio would have been 1.23% for the period ended December 31, 1990 before waiver of management fee and expenses absorbed by SBAM.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS               SALOMON BROTHERS U.S. TREASURY SECURITIES
DECEMBER 31, 1994                                              MONEY MARKET FUND



                                               YIELD TO
                                               MATURITY
PRINCIPAL                                      ON DATE      MATURITY           VALUE
 AMOUNT                                      OF PURCHASE      DATE           (NOTE 1a)
--------                                     -----------      ----           --------
                  U.S. TREASURY BILLS-103.8%

$8,049,000        U.S. Treasury Bill .......     4.71%       02/02/95      $ 8,015,302
   807,000        U.S. Treasury Bill .......     4.65        02/09/95          802,935
 3,260,000        U.S. Treasury Bill .......     4.87        02/09/95        3,242,801
 3,667,000        U.S. Treasury Bill .......     5.20        02/09/95        3,646,342
 2,200,000        U.S. Treasury Bill .......     5.22        02/09/95        2,187,559
 5,000,000        U.S. Treasury Bill .......     5.33        03/09/95        4,950,401
 6,000,000        U.S. Treasury Bill .......     5.77        05/18/95        5,868,256
                                                                          ------------
                                                                            28,713,596
                                                                          ------------
                 TOTAL U.S. TREASURY BILLS
                   (cost $28,713,596) ...............................       28,713,596
                                                                          ------------

                TOTAL INVESTMENTS-103.8% OF NET ASSETS ..............      $28,713,596
                                                                           ===========



                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES    SALOMON BROTHERS U.S. TREASURY SECURITIES
DECEMBER 31, 1994                                              MONEY MARKET FUND


ASSETS
Investments, at value (cost $28,713,596) ........................    $28,713,596
Cash ............................................................              8
Receivable for Fund shares sold .................................         23,658
Unamortized organization expenses ...............................         11,241
                                                                     -----------
    Total assets ................................................     28,748,503
                                                                     -----------

LIABILITIES
Payable for Fund shares redeemed ................................      1,052,863
Dividend payable ................................................         14,563
Management fee payable ..........................................          2,203
Accrued expenses ................................................         12,184
                                                                     -----------
    Total liabilities ...........................................      1,081,813
                                                                     -----------

NET ASSETS (equivalent to $1.00 per share on 27,720,532
  shares of $.001 par value capital stock outstanding;
  2,000,000,000 shares authorized) ..............................    $27,666,690
                                                                     ===========



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1994


INCOME
Interest ...............................................             $1,177,203

EXPENSES
Management fee .........................................  $29,658
Administration fee .....................................   23,727
Registration and filing fees ...........................   12,960
Shareholder services ...................................   12,852
Amortization of organization expenses ..................   12,000
Custodian ..............................................   10,997
Printing ...............................................    8,873
Audit and tax return preparation fees ..................    7,850
Legal ..................................................    5,309
Directors' fees ........................................    2,713
Other ..................................................    5,015       131,954
                                                          -------    ----------
Net investment income ...........................................     1,045,249
Net realized loss on securities sold ............................        (2,037)
                                                                     ----------
Net increase in net assets resulting from operations ............    $1,043,212
                                                                     ==========


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS     SALOMON BROTHERS U.S. TREASURY SECURITIES
                                                               MONEY MARKET FUND



                                                                            YEAR ENDED DECEMBER 31,
                                                                        ------------------------------
                                                                           1994               1993
                                                                        ----------         -----------
OPERATIONS
Net investment income ................................................  $ 1,045,249        $ 1,135,069
Net realized loss on securities sold .................................       (2,037)            (4,000)
                                                                        -----------        -----------
Net increase in net assets resulting from operations .................    1,043,212          1,131,069
                                                                        -----------        -----------
DIVIDENDS FROM NET INVESTMENT INCOME .................................   (1,045,249)        (1,135,069)
                                                                        -----------        -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ........................................  127,781,043         78,899,102
Net asset value of shares issued in reinvestment of dividends ........      881,270            963,319
Payment for redemption of shares ..................................... (135,113,944)       (96,292,490)
                                                                        -----------        -----------
Net decrease in net assets resulting from capital share transactions .   (6,451,631)       (16,430,069)
                                                                        -----------        -----------
Total decrease in net assets .........................................   (6,453,668)       (16,434,069)

NET ASSETS
Beginning of year ....................................................   34,120,358         50,554,427
                                                                        -----------        -----------
End of year ..........................................................  $27,666,690        $34,120,358
                                                                        ===========        ===========



FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:





                                                       YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                          ------------------------------------------------  DECEMBER 31,
                                             1994         1993         1992         1991        1990*
                                           --------     --------     --------     --------  ------------

Net asset value, beginning of period        $1.000       $1.000       $1.000       $1.000      $1.000
                                            ------       ------       ------       ------      ------
Net investment income ..............          .036         .028         .034        (.054)+      .005+
Dividends from net investment
 income ............................         (.036)       (.028)       (.034)       (.054)      (.005)
                                            ------       ------       ------       ------      ------
Net asset value, end of period .....        $1.000       $1.000       $1.000       $1.000      $1.000
                                            ======       ======       ======       ======      ======
Net assets end of period (thousands)       $27,667      $34,120      $50,554      $35,414      $4,596
Total investment return ............         +3.6%        +2.9%        +3.4%        +5.5%       +0.5%
Ratios to average net assets:
    Expenses .......................          .45%         .35%         .44%         .54%+       .74%**+
    Net investment income ..........         3.53%        2.83%        3.42%        5.23%       6.45%**

---------
 *December 7, 1990, commencement of operations, through December 31, 1990. **Annualized.
 +Net investment income would have been $.052 and $.004, and the expense ratios would have been .64% and 1.72%, respectively, for the years ended December 31, 1991 and December 31, 1990 before waiver of management fee and expenses absorbed by SBAM.




                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS                     SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                                      BOND FUND





                                                            MOODY'S/S&P
PRINCIPAL                                                      CREDIT           VALUE
 AMOUNT    MUNICIPAL SECURITIES                                 RATING         (NOTE 1a)
---------                                                    ----------       ---------

           NEW YORK-84.4%

$ 110,000  Metropolitan Transportation Authority New York
             6.50%, 07/01/16 ...............................   Baa1/BBB      $ 102,320
  120,000  Metropolitan Transportation Authority
             5.75%, 07/01/15 ...............................   Baa1/BBB        102,068
  300,000  New York City Health & Hospital Corporation
             6.30%, 02/15/20 ...............................    Baa/BBB        267,855
  300,000  New York Municipal Water Finance Authority
             6.00%, 06/15/17 ...............................        A/A-       270,648
  100,000  New York State, Medical Care Finance Agency
             6.00%, 02/15/11 ...............................   Baa1/BBB+        89,701
  250,000  New York State, Local Government Assistance
             6.00%, 04/01/18 ...............................        A/A        226,500
  100,000  New York State,
             Dormitory Authority 5.75%, 07/01/18 ...........   Baa1/BBB         84,873
  315,000  New York State,
             Dormitory Authority 6.00%, 05/15/17 ...........   Baa1/BBB+       276,088
   55,000  New York State,
             Dormitory Authority 6.00%, 07/01/16 ...........   Baa1/BBB         48,379
  250,000  New York State,
             Thruway Authority Services 6.00%, 04/01/10 ....   Baa1/BBB        231,608
  100,000  New York State, Urban Development 5.50%, 01/01/18   Baa1/BBB         81,029
  300,000  New York, New York 6.75%, 10/01/17 ..............     Baa1/A-       284,952
  300,000  New York, New York 7.375%, 08/15/13 .............     Baa1/A-       305,469
  250,000  Onondaga County, New York Industrial Development
             Agency 6.625%, 01/01/18 .......................    Baa/BBB        222,215
  250,000  Port Authority of New York & New Jersey
            6.00%, 01/15/28 ................................      A1/AA-       220,554
                                                                             ---------
           TOTAL NEW YORK (COST $3,077,171) ................                 2,814,259
                                                                             ---------

           PUERTO RICO-22.7%

  250,000  Commonwealth of Puerto Rico 6.00%, 07/01/14 .....     Baa1/A        229,075
  250,000  Puerto Rico, Commonwealth Highway Authority
            6.00%, 07/01/20 ................................     Baa1/A        223,170
  325,000  Puerto Rico,
            Electric Power Authority 6.00%, 07/01/10 .......     Baa1/A-       302,972
                                                                             ---------
           TOTAL PUERTO RICO (COST $823,516) ..........................        755,217
                                                                             ---------
           TOTAL INVESTMENTS-107.1% OF NET ASSETS
              (cost $3,900,687) .......................................     $3,569,476
                                                                            ==========

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS                         SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                                     BOND FUND


ASSETS
Investments, at value (cost $3,900,687) ........................     $3,569,476
Cash ...........................................................         18,145
Receivable from SBAM ...........................................         12,085
Interest receivable ............................................         82,108
Unamortized organization expenses ..............................         41,896
                                                                     ----------
     Total assets ..............................................      3,723,710
                                                                     ----------
LIABILITIES
Payable for Fund shares  redeemed ..............................        359,878
Dividend payable................................................         23,550
Accrued expenses ...............................................          6,852
                                                                     ----------
     Total liabilities .........................................        390,280
                                                                     ----------
NET ASSETS (equivalent to $8.98 per share on 371,007 shares
 of $.001 par value capital stock outstanding;
 3,333,333,333 shares authorized) ..............................     $3,333,430
                                                                     ==========


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1994


INCOME
Interest .............................................                $ 453,076

EXPENSES
Management fee .......................................  $ 36,428
Amortization of organization expenses ................    14,001
Printing .............................................     7,817
Shareholder services .................................     6,017
Administration fee ...................................     5,825
Audit and tax return preparation fees ................     5,620
Directors' fees ......................................     2,714
Registration and filing fees .........................     1,208
Legal ................................................     1,099
Custodian ............................................       147
Other ................................................     4,065
                                                        --------
                                                          84,941
Management fee waived and expenses absorbed by SBAM ..   (48,513)        36,428
                                                        --------     ----------
Net investment income ................................                  416,648
                                                                     ----------
NET REALIZED LOSS ON SECURITIES SOLD .................                 (552,459)
                                                                     ----------
NET UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS
Beginning of year ....................................   304,835
End of year ..........................................  (331,211)
                                                        --------
Decrease in net unrealized appreciation ........................       (636,046)
                                                                     ----------
Net realized loss and decrease in net unrealized appreciation ..     (1,188,505)
                                                                     ----------
Net decrease in net assets resulting from operations ...........     $ (771,857)
                                                                     ==========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS           SALOMON BROTHERS NEW YORK MUNICIPAL
DECEMBER 31, 1994                                                      BOND FUND



                                                                                      YEAR ENDED    PERIOD ENDED
                                                                                      DECEMBER 31,  DECEMBER 31,
                                                                                         1994           1993
                                                                                      -----------   ------------

OPERATIONS
Net investment income                                                                 $ 416,648      $ 327,999
Net realized gain (loss) on securities sold and futures transactions .............     (552,459)         9,043
Change in net unrealized appreciation ............................................     (636,046)       304,835
                                                                                      ---------      ---------
Net change in net assets resulting from operations ...............................     (771,857)       641,877
                                                                                      ---------      ---------
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income ............................................................     (416,648)      (327,999)
Net realized gain on securities sold and futures .................................         -           (15,783)
                                                                                      ---------      ---------
                                                                                       (416,648)      (343,782)
                                                                                      ---------      ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of 194,976 and 985,472 shares, respectively ..................    1,960,677      9,956,475
Net asset value of 40,650 and 27,528 shares, respectively, issued in
  reinvestment of dividends ......................................................      390,961        283,762
Payment for redemption of 665,997 and 211,632 shares, respectively ...............   (6,193,972)    (2,174,163)
                                                                                      ---------      ---------
Net change in net assets resulting from capital share transactions representing a net decrease of 430,371 and a net increase of 801,368 shares,
  respectively ...................................................................   (3,842,334)     8,066,074
                                                                                      ---------      ---------
Total change in net assets .......................................................   (5,030,839)     8,364,169

NET ASSETS
Beginning of year ................................................................    8,364,269            100
                                                                                      ---------      ---------
End of year ......................................................................   $3,333,430     $8,364,269
                                                                                     ==========     ==========





FINANCIAL  HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:


                                                                                      YEAR ENDED    PERIOD ENDED
                                                                                      DECEMBER 31,  DECEMBER 31,
                                                                                         1994           1993*
                                                                                      -----------   ------------

Net asset value, beginning of period .............................................       $10.44         $10.00
                                                                                         ------         ------
Net investment income ............................................................          .55+           .46+
Net gains (losses) on securities and futures (both realized and unrealized) ......        (1.46)           .46
                                                                                         ------         ------
Total from investment operations .................................................         (.91)           .92
                                                                                         ------         ------
Dividends from net investment income .............................................         (.55)          (.46)
Distibutions from net realized gain on securities and futures ....................           -            (.02)
                                                                                         ------         ------
Total dividends and distributions ................................................         (.55)          (.48)
                                                                                         ------         ------
Net asset value, end of period ...................................................       $ 8.98         $10.44
                                                                                         ======         ======
Net assets end of period (thousands) .............................................       $3,333         $8,364
Total investment return ..........................................................        -8.8%**         +9.4%**
Ratios to average net assets:
  Expenses .......................................................................         .50%+           .50%***+
  Net investment income ..........................................................        5.72%           4.99%***
Portfolio turnover rate ..........................................................          63%             24%

----------
  *February 1, 1993, commencement of operations, through December 31, 1993. **Dividends are declared daily and paid the first day of the following month in which declared. For the purpose of the total return calculation, the reinvestment is assumed using the end of month net asset value per share.
***Annualized.
  +Net investment income would have been $.49 and $.40, and the expense ratios would have been 1.17% and 1.24% for the year ended December 31, 1994 and the period ended December 31, 1993, respectively, before waiver of management fee and expenses absorbed by SBAM.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                 SALOMON BROTHERS SERIES FUNDS INC


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Salomon Brothers Series Funds Inc (the "Company") was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprising three money market portfolios (individually, the "Fund"): Salomon Brothers Cash Management Fund (the "Cash Fund"), Salomon Brothers New York Municipal Money Market Fund (the "Municipal Fund") and Salomon Brothers U.S. Treasury Securities Money Market Fund (the "U.S. Treasury Fund"); and one long-term bond portfolio, Salomon Brothers New York Municipal Bond Fund (the "Bond Fund").

     Certain costs incurred in connection with the Company's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Company over a 60 month period from the date each Fund commenced operations. In the event that any of the 100,000 shares purchased by SBAM on September 27, 1990 (the "Initial Shares") are redeemed during the amortization period by any holder thereof, the Company will be reimbursed by SBAM for any remaining unamortized costs in the same proportion as the number of Initial Shares redeemed bears to the total number of Initial Shares outstanding at the time of redemption.

     Following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

        (a) Securities Valuation. Portfolio securities for the money market fund portfolios are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

        For the Bond Fund, portfolio securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which reliable quotations or prices from pricing services are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.


        Short-term securities, held by the Bond Fund, with less than 60 days remaining to maturity when acquired by the Fund will be valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price) until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

        (b) Futures Contracts. The Bond Fund may use futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed, at such time, a realized gain or loss will be recognized. Outstanding contracts involve elements of market risk in excess of amounts reported in the financial statements.

        (c) Federal Income Taxes. Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      SALOMON BROTHERS SERIES FUNDS INC


        (d) Dividends. Dividends on the shares of each Fund are declared each business day to shareholders of record that day, and for the Cash Fund, Municipal Fund and U.S. Treasury Fund, paid on the last day of the month. For the Bond Fund, dividends are paid the first day of the month following that in which the dividends have been declared. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date.

        (e) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses are allocated to the Funds based on each Fund's relative average net assets for the period.

        (f) Other. Investment transactions are recorded as of the trade date. Interest income, including the amortization of discounts or premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.


2. MANAGEMENT FEE AND OTHER AGREEMENTS

     The Company retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Company. SBAM furnishes the Company with office space and certain services and facilities required for conducting the business of the Company and pays the compensation of its officers. The management fee for these services is payable monthly and is based on the following annual percentages of the Funds' average daily net assets: .20% for the Cash Fund and the Municipal Fund, .10% for the U.S. Treasury Fund and .50% for the Bond Fund. For the year ended December 31, 1994, SBAM waived its management fees of $29,088 and $36,428 for the Cash Fund and Bond Fund, respectively, and voluntarily absorbed $12,085 of expenses for the Bond Fund.

     If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the year ended December 31, 1994.

     At December 31, 1994, the Bond Fund has a receivable from SBAM of $12,085 relating to expenses voluntarily absorbed by SBAM.

     As of December 1, 1994, Investors Bank and Trust Company ("IBT") serves as the Company's custodian and administrator. IBT performs custodial and certain administrative services in connection with the operation of the Company. Prior to December 1, 1994, administrative services were provided by The Shareholder Services Group, Inc. ("TSSG") and custodial services were provided by Boston Safe Deposit and Trust Company. TSSG continues to serve as the Company's transfer and shareholder services agent.

     Each Fund has an agreement with Salomon Brothers Inc to distribute its shares.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      SALOMON BROTHERS SERIES FUNDS INC


3. CAPITAL STOCK

     At December 31, 1994, the Company had 10,000,000,000 shares of authorized capital stock, par value $.001 per share.

     The authorized shares are allocated as follows: Cash Fund-1,333,333,334 shares, Municipal Fund-3,333,333,333 shares, U.S. Treasury Fund-2,000,000,000 shares and Bond Fund-3,333,333,333 shares.


Net assets consist of:

                                       CASH FUND     MUNICIPAL FUND   U.S. TREASURY FUND    BOND FUND
                                       ---------     --------------   ------------------    ---------

Par value ..........................  $    19,129     $    270,044      $     27,721       $      371
Paid-in capital in excess of par ...   19,109,801      269,774,052        27,692,811        4,222,749
Accumulated net realized loss on
 investments .......................       (2,114)        (256,101)         (53,842)         (558,479)
Net unrealized depreciation ........          -               -                 -            (331,211)
                                      -----------     ------------      ------------       ----------
Net assets .........................  $19,126,816     $269,787,995       $27,666,690       $3,333,430
                                      ===========     ============       ===========       ==========


4.  PORTFOLIO ACTIVITY

     The Cash Fund and Municipal Fund invest in money market instruments maturing in thirteen months or less whose credit ratings are within the highest ratings category of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, the highest rating of that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The U.S. Treasury Fund invests in U.S. Treasury Securities maturing in thirteen months or less. The Municipal Fund and the Bond Fund each pursue their investment objectives by investing at least 65% of their net assets in obligations that are exempt from regular Federal income tax and from personal income taxes of the State and City of New York. Because the Municipal Fund and the Bond Fund invest primarily in obligations of the State and City of New York, they are more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

     When entering into repurchase agreements, it is the Company's policy to take possession, through its custodian, of the underlying collateral and to monitor the collateral value at the time the agreement is entered into and at all times during the term of the repurchase agreement to ensure that such collateral always equals or exceeds the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     At December 31, 1994, the Cash Fund, Municipal Fund, U.S. Treasury Fund and Bond Fund had net capital loss carryovers available to offset future capital gains as follows:


 YEAR OF
EXPIRATION        CASH FUND         MUNICIPAL FUND   U.S. TREASURY FUND         BOND FUND
----------        ---------         --------------   ------------------         ---------

1999 ..........   $  894              $ 94,844               -                       -
2000 ..........      396                94,778            $48,666                    -
2001 ..........      409                  -                 4,363                    -
2002 ..........      415                65,321              2,005                $305,822
                  ------              --------            -------                --------
                  $2,114              $254,943            $55,034                $305,822
                  ======              ========            =======                ========


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      SALOMON BROTHERS SERIES FUNDS INC

      At December 31, 1994, as permitted under Federal income tax regulations, the Municipal Fund, U.S. Treasury Fund and the Bond Fund have elected to defer $301, $32 and $252,597, respectively, of Post-October losses to the next taxable year.

    The Bond Fund's cost of securities for Federal income tax purposes is the same as for financial statement purposes, which amounted to $3,900,687. As of December 31, 1994, total unrealized appreciation and depreciation, based on cost for Federal income tax purposes, amounted to $12,169 and $343,380, respectively, resulting in net unrealized depreciation of $331,211. Cost of securities purchased and proceeds from securities sold (other than short-term investments) during the year ended December 31, 1994 aggregated $4,451,411 and $8,247,502, respectively.

5. SUBSEQUENT EVENT

    Subsequent to December 31, 1994, the Company implemented a multiple class pricing system with respect to the Cash Fund and the Bond Fund. In connection with such implementation, the Fund designated all outstanding shares of the Cash Fund and the Bond Fund as Class O shares, added four new portfolios, The National Intermediate Municipal Fund, The U.S. Government Income Fund, The High Yield Bond Fund and The Strategic Bond Fund and created three new classes of shares designated Class A, Class B and Class C shares. Each of the new classes of shares has its own distribution plan and sales charge structure.

REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers U.S. Treasury Securities Money Market Fund and Salomon
Brothers New York Municipal Bond Fund (constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Fund") at December 31, 1994, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for Salomon Brothers New York Municipal Bond Fund, for the year ended December 31, 1994 and the period from February 1, 1993 (commencement of operations) through December 31, 1993) and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
New York, New York
February 27, 1995

                 SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

                            PART C. OTHER INFORMATION


Item 24.    Financial Statements and Exhibits

         (a)     Financial Statements included in Part A:

For the Salomon Brothers Institutional Money Market Fund (formerly known as Salomon Brothers U.S. Treasury Securities Money Market Fund), Selected Per Share Data and Ratios for the specified periods are presented under the heading "Financial Highlights" in the Prospectus

Financial Statements included in Part B:

Audited

For Salomon Brothers Cash Management Fund, Salomon Brothers U.S. Treasury Securities Money Market Fund, Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers New York Municipal Bond Fund:

Portfolio of Investments at December 31, 1994

Statement of Assets and Liabilities at December 31, 1994

Statement of Operations for the year ended December 31, 1994

Statement of Changes in Net Assets for the years ended December 31, 1994 and
1993

Financial Highlights for the years ended December 31, 1994, 1993, 1992 and 1991 and the period from October 2, 1990 (commencement of operations) through December 31, 1990 (for the Cash Management Fund and New York Municipal Money Market Fund)

Financial Highlights for the years ended December 31, 1994, 1993, 1992 and 1991 and the period from December 7, 1990 (commencement of operations) through December 31, 1990 (for the U.S. Treasury Securities Money Market Fund.)

For the Salomon Brothers New York Municipal Bond Fund, Financial Highlights for the years ended December 31, 1994 and 1993:

Notes to Financial Statements for Salomon Brothers Series Funds Inc

Report of Independent Accountants

For Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund:

Statement of Assets and Liabilities at _______, 1996

Notes to Financial Statements

Report of Independent Accountants

Notes to Financial Statements for Salomon Brothers Series Funds Inc

Report of Independent Accountants

(b)      Exhibits:

Exhibit
Number           Description
-------          -----------
1(a) --          Articles of Incorporation of Registrant.

2(a) --          Registrant's By-Laws.

3    --          None.

4(a) --          Forms of Specimen Stock Certificates for Salomon Brothers
                 Institutional High Yield Bond Fund, Salomon Brothers
                 Institutional Emerging Markets Debt Fund and Salomon Brothers
                 Institutional Asia Growth Fund.*

5(a) --          Form of Management Contract between Registrant and Salomon
                 Brothers Asset Management Inc relating to the Salomon Brothers
                 Institutional High Yield Bond Fund.*

5(b) --          Form of Management Contract between Registrant and Salomon
                 Brothers Asset Management Inc relating to the Salomon Brothers
                 Institutional Emerging Markets Debt Fund.*

5(c) --          Form of Management Contract between Registrant and Salomon
                 Brothers Asset Management Inc relating to the Salomon Brothers
                 Institutional Asia Growth Fund.*

5(d) --          Form of Subadvisory Agreement between Salomon Brothers Asset
                 Management Inc and Salomon Brothers Asset Management Asia
                 Pacific Limited ("SBAM AP") relating to the Salomon Brothers
                 Institutional Asia Growth Fund.*

6    --          Form of Distribution Agreement between Registrant and Salomon
                 Brothers Inc.*

7    --          None.

8    --          Form of Custodian Agreement between Registrant and
                 ____________.*

-----------------
*/    To be filed by amendment.

9(a) --          Form of Transfer Agency Agreement between Registrant and
                 ____________.*

9(b) --          Form of Administration Agreement between Registrant and
                 ____________.*

10   --          Opinion and Consent of Counsel of Piper & Marbury, LLP as to
                 the Legality of Securities Being Registered.*

11   --          Consent of Independent Accountants.

12   --          None.

13   --          Form of Share Purchase Agreement relating to Salomon Brothers
                 Institutional High Yield Bond Fund, Salomon Brothers
                 Institutional Emerging Markets Debt Fund and Salomon Brothers
                 Institutional Asia Growth Fund.*

14   --          None.

15   --          None.

16   --          Performance Data for the Salomon Brothers U.S. Treasury
                 Securities Money Market Fund (filed as Exhibit 16 to
                 Post-Effective Amendment No. 4 to the Registration Statement
                 on Form N-1A of Salomon Brothers Series Funds Inc (File Nos.
                 33-34423 and 816-06087) and incorporated herein by reference).

17   --          None.

18   --          None.

19(a)--          Form of Application and Signature Card for Salomon Brothers
                 Institutional Investment Series.*

19(b)--          Powers of Attorney of ____________________.*

Item 25.  Persons Controlled by or under Common Control with Registrant.

         None.

-----------------
*/   To be filed by amendment.

Item 26.  Number of Holders of Securities

         As of January 19, 1996, there are no holders of the shares of common stock, par value $.001 per share, of each of Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund.

Item 27.  Indemnification.

         Reference is made to Article VII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Salomon Brothers Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

         The list required by this Item 28 of officers and directors of SBAM and SBAM AP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by SBAM and SBAM AP, respectively, pursuant to the Investment Advisers Act of 1940, as amended (SEC File Nos. 801-32046 and 801-_______, respectively).

Item 29.  Principal Underwriter

         (a) Salomon Brothers Inc ("Salomon Brothers") currently acts as distributor for, in addition to the Registrant, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Opportunity Fund Inc and Salomon Brothers Series Funds Inc.

         (b) The information required by this Item 29 with respect to each director, officer or partner of Salomon Brothers is incorporated by reference to Schedule A of Form BD filed by Salomon Brothers pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-26920).

         (c)  Not applicable.

Item 30.  Location of Accounts and Records.

         (1)     Salomon Brothers Asset Management Inc
                 7 World Trade Center
                 New York, New York 10048

         (2)     __________________________________
                 __________________________________
                 __________________________________

Item 31.  Management Services.

         Not applicable.

Item 32.  Undertakings.

         (a) Not applicable.

         (b) The Registrant undertakes to file a post-effective amendment containing financial statements as of a reasonably current date, which need not be certified, within four to six months from the date of commencement of investment operations for each of Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund.

         (c) Not applicable.

         (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of January, 1996.
                                  SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS
                                  INC
                                  (Registrant)

                                  By /s/ Michael S. Hyland
                                     ---------------------
                                     Michael S. Hyland
                                     President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature               Title                                 Date
         ---------               -----                                 ----
/s/ Michael S. Hyland            Director and President                1/18/96
---------------------            (principal executive officer)
Michael S. Hyland


/s/ Alan Mandel                  Treasurer                             1/18/96
---------------------            (principal financial
Alan Mandel                      and accounting officer)

                                EXHIBIT INDEX
                                -------------


          Exhibit
          Number           Description
          -------          -----------

          99.1(a)          Articles of Incorporation of Registrant.

          99.2(a)          Registrant's By-Laws.

          99.11            Consent of Independent Accountants.